SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of
                    the Securities Exchange Act of 1934

                            (Amendment No.   )

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Rule 14a-6(e)(2))
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      [   ] Soliciting Material Pursuant to Section 240.11(c) or
Section 240.14a-12


                       BANYAN STRATEGIC REALTY TRUST
 ------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                       BANYAN STRATEGIC REALTY TRUST



                                 Notice of
                      Annual Meeting of Shareholders
                                    and
                              Proxy Statement




























                                          Date:
                                          Time:
                                          Place:

[BSRT LETTERHEAD]




________, 1999



Dear Shareholder:

It is my pleasure to invite you to Banyan Strategic Realty Trust's annual meeting of Shareholders.

We will hold the meeting on _______, 1999 at ______ a.m. at ____________ in
Chicago, Illinois. In addition to the formal items of business, I will review the major developments of 1998 and answer your questions.

The enclosed packet includes the Notice of Annual Meeting, Proxy Statement and Proxy. The Proxy Statement describes the business that we will conduct at the meeting and provides information about the Trust.

Your vote is important. Whether you plan to attend the meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

We look forward to seeing you at the meeting.


Sincerely,



/s/  Leonard G. Levine
-------------------------------------
Leonard G. Levine,
President and Chief Executive Officer

                             [BSRT Letterhead]

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                  Date:

                  Time:

                  Place:



Dear Shareholders:

      At our annual meeting, we will ask you to:

            .     elect four trustees;
            .     ratify the selection of Ernst & Young LLP as independent
auditors for 1999;
            .     amend our Declaration of Trust to remove references to
"Advisor" or "Sponsor" or provisions governing our relationship with an "Advisor" or "Sponsor";
            .     amend our Declaration of Trust to remove provisions
governing our operating expenses;
            .     amend our Declaration of Trust to delete the reference to
permitted actions prior to our first public sale of shares;
            .     amend our Declaration of Trust to allow for the delivery
of proxies telephonically and through the use of electronic media and for the delivery of notice through the use of electronic media; and
            .     transact any other business that may properly be
presented at the annual meeting.

      If you were a shareholder of record at the close of business on _____, 1999, you may vote at the annual meeting.

                        By order of the Board of Trustees,

                        /s/ Robert G. Higgins

                        Robert G. Higgins
                        Vice President, General Counsel and Secretary


______, 1999

                   INFORMATION ABOUT THE ANNUAL MEETING


INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

      Our annual meeting will be held on ________________________, 1999 at ______ a.m. in _____________________, Chicago, Illinois. If you would like to attend, please contact us at (312) 683-3671 to make arrangements.

INFORMATION ABOUT THIS PROXY STATEMENT

      We sent you this proxy statement and the enclosed proxy card because our board of trustees is soliciting your proxy to vote your shares at the meeting. If you own shares of beneficial interest in Banyan in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these materials. This proxy statement summarizes information we are required to provide to you under the rules of the Securities and Exchange Commission which are designed to assist you in voting your shares. On _____________, 1999, we began mailing the proxy materials to all shareholders of record at the close of business on _______________, 1999.

INFORMATION ABOUT VOTING

      Shareholders can vote on matters presented at the annual meeting in one of two ways:

      .     By Proxy -- You can vote by signing, dating and returning the enclosed proxy card. If you do this, the individuals named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify on your proxy card whether your shares should be voted for or against the proposals. If you do not indicate instructions on the card, your shares will be voted for the election of the individuals nominated for trustees, for the ratification of Ernst & Young LLP as independent accountant for the 1999 fiscal year and for all of the changes to our Declaration of Trust.

      .     In Person -- You may come to the annual meeting and cast your vote.

      You may revoke your proxy at any time before it is exercised by:
(1) notifying us in writing; (2) providing us a later-dated proxy; or (3) voting in person at the meeting.

      Only shareholders of record on _________are entitled to vote at the meeting. Each share of beneficial interest is entitled to one vote. As of ____________, 1999, there were _____________ shares of beneficial interest outstanding.

INFORMATION REGARDING TABULATION OF THE VOTE

       Representatives of First Chicago Trust Company will tabulate votes and act as inspectors of election at the meeting.

QUORUM REQUIREMENT

      Shareholders owning a majority of our shares must be present in person or by proxy in order for action to be taken at the meeting. For these purposes, "abstentions" and "broker non-votes" will be counted as present for determining whether a majority is present. A broker non-vote occurs when shares registered in the name of a broker are not voted because the broker does not have the authority to do so.

INFORMATION ABOUT VOTES NECESSARY FOR ACTION TO BE TAKEN

      The four individuals receiving the greatest number of votes will be elected to serve as trustees; provided that a majority of these individuals must be independent, which means that they are not officers or employees of the Trust. Ratification of Ernst & Young LLP as our independent accountant requires a "yes" vote from a majority of the votes actually cast on the matter. By comparison, approval of each change to our Declaration of Trust requires a "yes" vote from the majority of our shares, not just the votes actually cast. Thus, abstentions and broker non-votes will not impact the election of trustees nor the vote on ratifying Ernst & Young LLP, but will have the effect of a "no" vote on the various proposals to amend our Declaration of Trust.

COSTS OF PROXIES

      We will pay all the costs of soliciting proxies and holding the annual meeting. In additional to mailing proxy soliciting material, our trustees and employees may also solicit proxies in person or by telephone. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies. We may then reimburse them for their expenses. We have also retained ____________________ to assist us in distributing and soliciting proxies. We have agreed to pay them a fee of approximately $_________ plus out-of-pocket expenses.

OTHER MATTERS

      We are not aware of any other matter which will be presented at the annual meeting. Generally, no business, aside from the items discussed in this proxy statement, may be transacted at the meeting. However, if any other matter properly comes before the annual meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion.

AVAILABLE INFORMATION

      We file reports, proxy materials and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy materials and other information can be inspected and copied at the Public Reference Section maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511, and at Seven World Trade Center, Suite 1300, New York, New York 10048. Copies can be obtained by mail from the SEC at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C. The SEC also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. Shares of beneficial interest are included for quotation on Nasdaq and copies of reports and other material concerning Banyan can be inspected at the offices of the National Association of Securities Dealers, Inc. at 1801 K Street, N.W., 8th Floor, Washington, D.C. 20006.

PROPOSAL NUMBER ONE:  ELECT FOUR TRUSTEES

      Our board of trustees consists of four individuals. A majority of these individuals must be "independent" which means that they may not serve as officers or otherwise be employed by us. The board members are responsible for overseeing our business and management.

      Our existing board has nominated all four individuals currently serving as trustees for re-election at the meeting. Three of these individuals, Messrs. Auch, Gold and Sotoloff, are neither officers nor employees of the Trust. The other person, Leonard G. Levine, serves as our President and Chief Executive Officer. You do not have the right to cumulate your votes in electing trustees.

      Our board is required to meet at least four times per year, either in person or by telephonic conference. During calendar year 1998, the board met nine time(s). Each trustee attended at least 75% of these meetings. Our board also has two committees, an audit committee and a compensation committee. Messrs. Auch, Gold and Sotoloff comprise the members of each committee. During calendar year 1998, the audit committee met two times and the compensation committee met once.

      We know of no reason why any nominee will be unable to serve as a trustee. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of trustees to be elected. If any trustee resigns, dies or is otherwise unable to serve out his term, or if the board increases the number of trustees, the board may fill the vacancy until the next annual meeting.

      The nominees for election to the board are:

      WALTER E. AUCH, SR. Mr. Auch, age 77, has served as an independent trustee since 1986. Mr. Auch served as the chairman and chief executive officer of the Chicago Board of Options Exchange from 1979 to 1986. Prior to that time, Mr. Auch was executive vice president, director and a member of the executive committee of PaineWebber. Mr. Auch is a director of Pimco Advisors L.P., Geotek Communications, Inc., Smith Barney Concert Series Funds, Smith Barney Trak Fund, The Crimson Partners Funds and the Nicholas Applegate Funds and a trustee of Hillsdale College and the Arizona Heart Institute. Mr. Auch is also a director of Semele Group, Inc. and Legend Properties, Inc.

      NORMAN M. GOLD. Mr. Gold, age 68, has served as an independent trustee since 1986. Mr. Gold is a partner in the law firm of Altheimer & Gray and has practiced law for over forty years, concentrating in tax, corporate and real estate law. Mr. Gold is also a trustee of New Plan Excel Realty Trust. He is a certified public accountant and a member of the Chicago and American Bar Associations.

      LEONARD G. LEVINE. Mr. Levine, age 52, has been our president since 1990 and a trustee since 1998. Mr. Levine also served as a trustee from September, 1986 until February 1990. Mr. Levine received a bachelors of science/bachelors of arts degree in accounting from Roosevelt University and a masters degree in taxation from DePaul University. Mr. Levine previously served as president of Legend Properties, Inc. (f/k/a Banyan Mortgage Investment Fund), Banyan Short Term Income Trust and Semele Group, Inc. (f/k/a Banyan Strategic Land Fund II) (collectively, the "Banyan Funds") and BSRT Management Corp. Mr. Levine is a certified public accountant and a licensed real estate broker. Mr. Levine is the father of Adam Levine, one of our employees.

      MARVIN A. SOTOLOFF. Mr. Sotoloff, age 55, has served as an independent trustee since 1986. Mr. Sotoloff has served as the executive managing director of Julien J. Studley, Inc., an international corporate real estate advisory firm, since 1998. Prior to joining Julien J. Studley, Mr. Sotoloff was chief executive officer and chairman of the board of Equity Resources, Inc., a firm that specialized in commercial real estate brokerage and developing and managing commercial real estate. Prior to joining Equity Resources, Mr. Sotoloff was regional vice president of Premisys Real Estate Services, Inc., a subsidiary of the Prudential Realty Group. A licensed real estate broker, Mr. Sotoloff is a past president of the Chicago Office Leasing Brokers Association and is a licensed attorney and a member of the Illinois and Pennsylvania Bar Associations.

      RECOMMENDATION OF THE BOARD: The board recommends that you vote "FOR" the election of all four nominees.

PROPOSAL NUMBER TWO:  RATIFY APPOINTMENT OF ERNST & YOUNG LLP

      Our board, on the recommendation of the audit committee, has engaged Ernst & Young LLP to serve as our independent accountant for the fiscal year ending December 31,1999. We traditionally ask our shareholders to ratify the selection of an independent accountant, even though your approval is not required. Further, even if you do not approve the selection of Ernst & Young LLP, we will not replace them as the independent accountant for this fiscal year due to the added expense and delay that would result from replacing them and selecting a new accountant. Instead, our board will consider the negative vote as a direction to consider a different accountant next year.

      Ernst & Young LLP has been our independent accountant since 1989, and no relationship exists other than the usual relationship between independent public accountant and client. Representatives of Ernst & Young LLP are expected to be available at the meeting to respond to questions.

      RECOMMENDATION OF THE BOARD: The board recommends that you vote "FOR" the appointment of Ernst & Young LLP as our independent accountant for the fiscal year ending December 31, 1999.


PROPOSAL NUMBER THREE: AMEND THE DECLARATION OF TRUST TO REMOVE REFERENCES TO "ADVISOR" OR "SPONSOR" OR PROVISIONS GOVERNING OUR RELATIONSHIP WITH AN "ADVISOR" OR "SPONSOR"

      We were organized or "sponsored" in 1986 by VMS Realty  Partners.
Our business plan initially focused on making loans to affiliates of VMS. At that time we did not have our own management staff. Instead, we hired VMS to perform various administrative services and paid a fee for these services. Due to the potential for transactions among VMS, its affiliates and us and the potential conflicts inherent in these transactions, our Declaration contained provisions which limited or defined the scope of the fees that could be paid for the advisory services, the activities that VMS or its affiliates could engage in with us and the terms of any agreements that we might enter into with VMS.

       We terminated our advisory relationship with VMS in early 1990 and ceased making loans to VMS affiliates. We subsequently hired our own management team and in 1993 began making equity investments in real estate. Our Declaration still contains numerous references to, and provisions
governing our relationship with, an "Advisor" or "Sponsor."   These
provisions are, at best, now meaningless and may, at worst, create confusion and uncertainty. We believe that the potential confusion and uncertainty may make it more difficult or costly to borrow money or sell shares.

      Therefore, our board has adopted the following amendments to our Declaration, subject to your approval, eliminating references to "Advisor" or "Sponsor" or provisions governing our relationship with an "Advisor" or "Sponsor." Before you decide how to vote, you should read the complete Declaration, which we have included as Appendix A. We have marked Appendix A to show the proposed additions and deletions.

            RESOLVED, that the following sections of our Declaration be, and hereby are, amended by:

      1.    deleting entirely the definition of "Advisor" contained in
Section 1.5 and substituting [Reserved] in lieu thereof;

      2. deleting entirely the definition of "Sponsor" contained in Section 1.5 and substituting [Reserved] in lieu thereof;

      3.    deleting entirely the fifth and sixth sentences of
Section 3.7;

      4.    deleting entirely the last sentence of Section 3.8;

      5.    deleting the words "or the Advisor" from Section 4.2.5;

      6.    deleting entirely Section 4.2.12 and substituting
[Reserved] in lieu thereof;

      7. deleting the phrase "including the Advisor, provided, however, that no such delegation shall be made to an Affiliated person of the Advisor except with the approval of a majority of the Independent Trustees" in Section 4.2.13;

      8. deleting the phrase "which valuations or other information may be provided by the Advisor or by other persons retained for the purpose, as the Trustees, in their sole judgment, may deem necessary" in Section 4.2.15;

      9.    deleting the words "the Advisor" and "or the Advisor" in
Section 4.2.18;

      10. deleting the heading of Article V entirely and substituting "Employees and Agents" therefore;

      11.   deleting the words "Employment of Advisor" from the heading of
Section 5.1;

      12. deleting the phrases "retain an Advisor and/or to" and "that any determination to retain an Advisor which is an Affiliate shall be valid only if made or ratified with the approval of a majority of the Trustees; and provided further" from the second sentence of Section 5.1;

      13. deleting the phrase "(a) evaluate the performance of the Advisor before entering into or renewing an advisory contract; (b)" and "and the Advisor; and (c)" from the second paragraph of Section 5.1;

      14. deleting the phrase "and subject to the provisions of Section 5.4" and the words "the Advisor or" and "Other" from the first sentence of the third paragraph of Section 5.1;

      15.   deleting the last sentence of the third paragraph of
Section 5.1;

      16. deleting Section 5.2 in its entirety and substituting 5.2 [Reserved] in lieu thereof;

      17. deleting Section 5.3 in its entirety and substituting 5.3 [Reserved] in lieu thereof;

      18. deleting Section 5.5 in its entirety and substituting 5.5 [Reserved] in lieu thereof;

      19.   deleting the words "Advisor" and "Sponsor" from Section 6.1.4;

      20.   deleting the words "Advisor" and "Sponsors" from Section
6.1.10;

      21. deleting the phrase "the Sponsor, the Advisor or any Trustee or their" from the lead-in clause of Section 6.1.11;

      22. deleting the words "Sponsor, Advisor" and the word "thereof" from Section 6.1.11(i);

      23. deleting the phrase "the Sponsor, the Advisor, any Trustee or their" from Section 6.1.11(ii)(b);

      24.   deleting the phrase "the Sponsor or its Affiliates" from
Section 6.1.12 and substituting "any Affiliate" in lieu thereof and deleting the phrase "Sponsor or its Affiliates do" from Section 6.1.12 and substituting "Affiliate does" in lieu thereof;

      25. deleting the phrase "of the Advisor or the Sponsor" in the introductory language of Section 6.1.13 and deleting the phrase "Advisor or the Sponsor" in Section 6.1.13(ii) and substituting "Trust" in lieu thereof;

      26. delete the phrase "such investments in entities affiliated with the Advisor or its Affiliates will not be permitted unless a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Trust;" from Section 6.1.14;

      27. deleting the phrase "the Sponsor, the Advisor, any Trustee, Officer of any Affiliate thereof" in Section 7.9(b) and substituting "any Trustee, officer or Affiliate" in lieu thereof;

      28.   deleting the word "Advisor" from Section 8.5;

      29. deleting the phrase "the Sponsor, the Advisor" and the word "Advisor" from the first paragraph of Section 8.6; and

      30.   deleting the phrase "the Advisor or to" from Section 8.6.3.

      31.   deleting the last paragraph of Section 8.6 in its entirety;

      FURTHER RESOLVED, that the definition of "Chairman" in Article I,
Section 1.5 of our Declaration be, and hereby is, amended by deleting it in its entirety and substituting the following therefor:

            "Chairman" shall mean one of the Trustees designated by a majority of the Trustees to be Chairman of the Board of Trustees. The Chairman shall not have any powers not also delegated to the other Trustees, except as expressly provided herein or in the By-Laws.


PROPOSAL NUMBER FOUR: AMEND OUR DECLARATION TO REMOVE PROVISIONS GOVERNING OUR OPERATING EXPENSES.

      Section 5.4 of our Declaration contains provisions that establish parameters for our operating expenses. In particular, these provisions state that our "operating expenses" may not exceed the greater of: (1) 2% of our "average invested assets"; or (2) 25% of our "net income" during any particular year. Each of the terms in quotes is defined in Section 1.5 of the Declaration. If these limits are exceeded in any year, Section 5.4 states that if we have engaged an "Advisor," the Advisor will be required to reimburse us for the excess. The provisions of Section 5.4 essentially mirror provisions contained in Article IV(D) of the "Statement of Policy Regarding Real Estate Investment Trusts" as adopted by the National Association of State Securities Administrators ("NASAA") commonly referred to as the "NASAA Guidelines." The NASAA Guidelines are used by various state securities regulators to evaluate whether to permit the sale of securities in their respective states. At the time we publicly offered our shares in 1987, we were required to include the limits set forth in Article IV(D) of the NASAA Guidelines in order to sell our shares in certain states. However, since our shares are included in the Nasdaq National Market System, we would not be required to comply with the NASAA Guidelines if we issue shares in the future. Also, the Guidelines are not absolute. Under the Guidelines an entity's independent directors or trustees may approve expenses that exceed the limits if they find that the additional expenses are justified. Further, under Massachusetts law, our trustees have the power to ratify expenses that exceed the limits.

       In our view, the provisions contained in Section 5.4 may have initially served a useful purpose and may have been a relevant means of assessing performance since our assets consisted primarily of mortgage loans that had a book value equal to the amount of the principal of the loan and our net income was basically in the form of interest on these loans. The limits also provided protection against excessive charges being imposed on us by VMS as our advisor.

      Today, we do not have an advisor and we do not believe that these limits provide a relevant means of assessing our current performance. Instead, we believe that the limits are inconsistent with our current business plan. Our board, including the independent trustees, annually approves our operating budget, and the independent trustees have ratified the "excess expenses" which have averaged approximately $6.6 million per year since 1993. Since we now own, acquire and operate properties, we now incur more expenses than when we merely made mortgage loans and now incur operating costs at each property. Our asset management staff is larger since more people are required to oversee equity investments than are necessary to oversee a mortgage portfolio. Additionally, we incur greater expenses for an increased accounting staff to account for equity as opposed to mortgage investments.

      We believe that these provisions are inconsistent with our existing business plan and may hinder our ability to finance our operations or conduct business generally. Therefore, our board has adopted the following amendment to our Declaration subject to your approval:

           RESOLVED, that Section 5.4 of the Declaration be and hereby is amended by deleting Section 5.4 in its entirety and substituting "Section
5.4 [Reserved]" in lieu thereof.


PROPOSAL NUMBER FIVE: AMEND OUR DECLARATION TO DELETE SECTION 9.4 AND THE DEFINITION OF "REGISTRATION STATEMENT"

      Section 9.4 of our Declaration contains provisions which we believe were previously relevant during the period before we issued shares under an effective registration statement, but which are no longer applicable. In 1986, we filed a registration statement with the Securities and Exchange Commission and issued shares thereunder. Since that time, Section 9.4 has had no effect and, along with the definition of "Registration Statement" which is used only in Section 9.4, these sections should also be deleted from our Declaration. Therefore, our board has adopted the following resolution, subject to your approval of the following:

            RESOLVED, that Article IX, Section 9.4 of our Declaration and the definition of "Registration Statement" in Article I, Section 1.5, shall be deleted in their entirety.

PROPOSAL NUMBER SIX: AMEND OUR DECLARATION TO ALLOW FOR THE DELIVERY OF PROXIES TELEPHONICALLY AND THROUGH THE USE OF ELECTRONIC MEDIA AND FOR THE DELIVERY OF NOTICE THROUGH THE USE OF ELECTRONIC MEDIA

      Advances in computers and electronic media technology are enabling companies to disseminate information to people at a faster and more cost-effective rate than traditional distribution methods. Until recently, on-line use of corporate information was generally limited to large corporations and institutional investors. The dramatic growth in the number of people who own personal computers is, however, enabling many investors to access corporate information on line. Many people believe that accessing information through electronic means permits investors to communicate quickly and efficiently with companies as well as with each other. Use of electronic media may also enhance the efficiency of the securities markets by allowing for the rapid dissemination of information to investors and financial markets in a more cost-efficient, widespread and equitable manner than traditional paper-based methods. In an effort to remain responsive to our shareholders, our board believes it would be beneficial to us and our shareholders to be able to utilize a telephone or electronic media to return proxies and for us to deliver notice of meetings through electronic measures. Thus, our board has adopted the following amendments, subject to your approval, to Sections 7.8 and 7.11 of our
Declaration:

            RESOLVED, Article VII, Section 7.8 of our Declaration be, and hereby is, amended by adding the following sentence to the end of the section:

                  A shareholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation, proxy support service organization or like agent duly authorized by the person or persons who will be the holder of the proxy to receive the transmission, provided that any telegram, cablegram, or electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the shareholder. For these purposes, "electronic transmission" shall mean any process of communicating that is suitable for retaining, retrieving and reproducing information by the recipient in a manner that does not directly involve the physical transfer of paper, including telephonic delivery pursuant to procedures adopted by the Board of Trustees.


            FURTHER RESOLVED, Article VII, Section 7.11 of our Declaration be, and hereby is, amended by deleting the last "or" of the section and replacing it with a comma and adding the following words to the end of the last sentence of the section: ". . .or by electronic transmission to a Shareholder that has previously, in writing, consented to the electronic transmission of notice and the Trust obtains evidence that the Shareholder actually received the information by electronic mail return receipt. For these purposes, "electronic transmission" shall have the meaning described in Article VII, Section 7.8."

              COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

INDEPENDENT TRUSTEE COMPENSATION

      Each independent trustee is paid an annual fee of $20,000, payable quarterly, plus $1,000 for each board meeting, including meetings of board committees, attended in person and $500 an hour for each Board meeting, including committee meetings held by telephonic conference call. Each independent trustee is also reimbursed for out-of-pocket expenses incurred in attending board meetings. We also award each person serving as an independent trustee an option to purchase 2,000 of our common shares ten days after each annual meeting. All options granted to the independent trustees vest and become exercisable in the following installments: (1) 50% on the first anniversary of the grant; and (2) 50% on the second anniversary of the grant.

EXECUTIVE OFFICERS

      The board of trustees annually elects our executive officers and, subject to these officer's employment agreements, may remove these officers at any time. Listed below is information about our executive officers, except for information regarding Leonard G. Levine which can be found in the description of Proposal Number One.

      NEIL D. HANSEN. Mr. Hansen, age 52, has been our first vice president since 1991 and oversees our asset management group. Mr. Hansen received a B.S. degree in finance from the University of Illinois and a master of management degree from Northwestern University. Mr. Hansen previously served as First Vice President of each of the Banyan Funds and BSRT Management Corp. Mr. Hansen is a certified public accountant.

      ROBERT G. HIGGINS. Mr. Higgins, age 47, has served as our vice president and general counsel since 1992 and as secretary since 1995. Mr. Higgins received a B.A. degree in government from the University of Notre Dame and a J.D. degree from Loyola University of Chicago. Mr. Higgins concentrates his practice in the areas of real estate development, finance, acquisition, land use, sales, lending and general corporate business practice. Mr. Higgins previously served as vice president, general counsel and secretary of each of the Banyan Funds and BSRT Management Corp. Mr. Higgins is admitted to the bar in the States of Illinois, Minnesota and Texas. Mr. Higgins practices law as a sole practitioner.

      JOEL L. TEGLIA. Mr. Teglia, age 37, has served as our vice president and chief financial officer since 1994. Prior to his appointment, Mr. Teglia provided various services to us in his capacity as controller for BSRT Management Corp. (f/k/a Banyan Management Corp.), a position that he held from 1991 to 1994. He received a B.A. degree in accounting from the University of Notre Dame. Mr. Teglia previously served as vice president and chief financial officer of each of the Banyan Funds and BSRT Management Corp. Mr. Teglia is a certified public accountant.

      JAY E. SCHMIDT. Mr. Schmidt, age 48, has served as our vice president of investments since 1995. From 1992 to 1995, he served as vice
president of investments for BSRT Management Corp.   Mr. Schmidt received a
B.A. degree from Franklin and Marshall College and a J.D. degree from the University of Wisconsin. He is a licensed real estate broker and an attorney admitted to the bar in the State of Wisconsin.

EXECUTIVE COMPENSATION

      This table shows compensation paid to our chief executive officer and our next three most highly compensated executive officers during the last three years.

     (a)                 (b)       (c)     (d)         (e)          (f)           (g)       (h)          (i)
                                      ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                                 -----------------------------   ----------------------------------
                                                                          AWARDS           PAYOUTS
                                                                 -----------------------   -------
                                                                              SECURITIES
                                                     OTHER       RESTRICTED   UNDERLYING
                                 SALARY              ANNUAL        STOCK       OPTIONS/     LTIP     ALL OTHER
     NAME                 YEAR    (2)     BONUS   COMPENSATION    AWARD(S)     SARS(#)     PAYOUTS  COMPENSATION
     ----                 ----   ------   -----   ------------   ----------   ----------   -------  ------------
Leonard G. Levine,
President and
Chief Executive Officer.  1998  $206,100$149,895
                          1997  $195,540                         $2,319,292
                          1996  $189,247                             $7,700                 $66,985

Jay E. Schmidt
Vice President-
Investments. . . . . . .  1998  $170,307 $41,908
                          1997  $165,281 $35,000
                          1996  $154,615 $35,000

Neil D. Hansen
First Vice President . .  1998  $205,860 $48,990
                          1997  $192,546 $20,000
                          1996

Joel L. Teglia
Vice President and
Chief Financial
Officer. . . . . . . . .  1998  $126,825 $30,755
                          1997   $95,160 $10,000
                          1996

(1)   As of the fiscal year ended December 31, 1998, Mr. Levine owned 512,504 shares of beneficial interest which he is restricted from transferring except in compliance with the registration requirements of federal and state securities law.  The value of these shares as of December 31,1998, without any discount for the transfer restrictions was $2,882,835.

(2)   Includes the lesser of 3% of base compensation or $4,800 which was contributed by us to each employee's
401(k) plan.

EMPLOYMENT AGREEMENTS.

      MR. LEVINE.   We have entered into an employment agreement with Mr.
Levine, our president and chief executive officer. This contract has a term expiring on December 31, 2001. The agreement, was signed on March 11, 1998, but became retroactively effective as of October 1, 1997. Under the agreement, we pay Mr. Levine a base salary equal to $200,000 per year through December 31, 1999 increasing to $210,000 per year during the last two years of the agreement. In addition, Mr. Levine may earn incentive compensation during each year of the agreement equal to 62.5% of the base salary for that year, subject to us achieving certain predetermined levels of "funds from operations" increased by .03 for each one percentage point that our actual per share "funds from operations" exceed the target and decreased (but not below zero) by .04 for each one percentage point our actual per share "funds from operations" is below the target amount. The first period for which this incentive compensation was earned was the fifteen months from October 1, 1997 through December 31, 1998. For the fifteen months ended December 31,1998, this target was $0.95 per share.
Our actual "funds from operations" for this period was $0.935 per share. For this first period, the base salary used in calculating the bonus was $250,000 comprised of $50,000 for the last three months of 1997 and $200,000 for 1998. Thus, Mr. Levine earned incentive compensation equal to $146,382 for the fifteen months ended December 31,1998. We have also granted Mr. Levine non-qualified stock options to purchase an aggregate of 350,000 shares of our common shares of beneficial interest at an exercise price equal to $5.50 per share.

      Options to purchase 100,000 of these shares vested and became exercisable when we signed the agreement with Mr. Levine. Options to purchase an additional 100,000 shares will vest and become exercisable in 25,000 share increments at the end of each calendar year of the agreement with the first increment of 25,000 shares having vested and become exercisable on December 31, 1998 and the second increment will vest and become exercisable on December 31,1999. Options to purchase an additional 50,000 shares will vest and become exercisable if, during any consecutive thirty (30) trading days during the term of the agreement, the closing price of our common shares averages at least $8.50 per share. Options to purchase an additional 100,000 shares will vest and become exercisable on a proportionate basis if, during any thirty (30) consecutive trading days during the term of the agreement, the closing price of the our shares averages more than $8.50 per share with full vesting occurring with respect to 75,000 shares if the closing price averages $9.00 per share, and $10.00 per share with respect to the other 25,000 shares. As of December 31, 1998, none of the options subject to the performance of our share price has vested.

      The number of shares underlying the options and the exercise price of each option are subject to adjustment from time to time if we: (i) issue or sell additional common shares in exchange for consideration at a price less than the prevailing market price of our shares; (ii) issue or sell warrants with exercise prices less than the prevailing market price; (iii) declare a dividend or otherwise make a distribution to our shareholders in the form of additional common shares; (iv) subdivide our outstanding common shares into a larger number of common shares; or (v) combine our outstanding common shares into a smaller number of common shares. Mr. Levine must exercise the options by October 1, 2007, except that if he dies or becomes permanently disabled during the term of the agreement, then all options which have vested must be exercised within one year of death or permanent disability. Upon Mr. Levine's death or permanent disability, all options not yet vested, but which would vest within six months either by passage of time or satisfaction of the various performance standards, will be deemed vested and become exercisable within the same one-year time period.

      The agreement also requires us to provide Mr. Levine with both life and disability insurance benefits during the term of the agreement, as well as all non-wage benefits we provide to our other salaried employees. We have the right to terminate Mr. Levine's employment within thirty (30) calendar days after we file our annual report on Form 10-K with the Securities and Exchange Commission for the preceding year if we do not achieve certain earnings before interest, taxes, depreciation and amortization, or EBITDA for short, targets for that year. For the fifteen months ended December 31,1998, this earnings target was $1.54 per basic common share. Our actual EBIDTA for this period was $1.94 per share. We may also terminate Mr. Levine for "Just Cause." For purposes of the agreement, "Just Cause" exists if Mr. Levine is convicted of, or has a civil judgment rendered against him for theft or embezzlement of our property, is convicted of a felony resulting in injury to our business property or reputation, or if a civil judgment is rendered that Mr. Levine breached his duty of loyalty to us or if an arbitrator determines that Mr. Levine has refused to perform, or willfully failed to perform, his material duties under the agreement or committed intentional acts that caused material damage to our business or properties or performed his material duties in a manner that constituted gross negligence. Mr. Levine has the right to terminate the agreement upon ninety (90) days' notice to us for any reason (the "Notice Termination"), or upon a "Change of Control" or "Constructive Termination." For these purposes, a "Change of Control" occurs if the members of our board as of October 1, 1997 fail to constitute a majority of the members of the board, except for individuals consented to by Mr. Levine, or if our shareholders adopt a plan of liquidation or take other action having the effect of a plan of liquidation without the recommendation and approval of our board. A "Constructive Termination" occurs if Mr. Levine's authority is materially reduced or if there is a material adverse change in his working conditions or we require him to relocate from the Chicago metropolitan area. If Mr. Levine terminates the agreement upon a "Change of Control" or is deemed to suffer a "Constructive Termination," we will be obligated to pay Mr. Levine all amounts that could have been paid under the agreement including all incentive compensation. Additionally, all of the options that we granted to Mr. Levine when we signed the agreement will become vested and immediately exercisable. If Mr. Levine is not in our employ on January 1, 2002 pursuant to a written employment agreement, and has not then died or become permanently disabled, we are obligated to pay Mr. Levine $210,000, unless we had previously terminated the agreement either due to our failing to achieve certain performance standards or for "Just Cause" or if the agreement is terminated by Mr. Levine by a "Notice Termination."

      MESSRS. HANSEN, SCHMIDT AND TEGLIA. We have also entered into employment agreements with each of Messrs. Hansen, Schmidt and Teglia. These agreements were signed on March 4, 1999 but became effective as of December 31, 1998. Pursuant to these agreements, we will pay Mr. Hansen an annual base salary of $213,040; we will pay Mr. Schmidt an annual base salary of $176,680; and we will pay Mr. Teglia an annual base salary of $138,240. We may award each executive a bonus, or other compensation, but are under no obligation to do so. Each executive is eligible for all non-wage benefits we offer to our salaried employees and will be reimbursed for reasonable business expenses. Additionally, pursuant to each agreement, we will indemnify and hold harmless each executive from liabilities each may incur as a result of performing his duties under their respective employment agreements.

      Each employment agreement expires on December 31, 1999 but is automatically renewed for successive one-year periods unless either party delivers at least ninety (90) days' written notice to the contrary. We have the option of terminating each agreement if we undergo a "Change in Control." We may also terminate each executive for "Just Cause." For purposes of these agreements, these terms have the same meaning ascribed to these terms under Mr. Levine's agreement. Each of Messrs. Hansen, Schmidt and Teglia may terminate his respective employment agreement at any time by giving us at least ninety (90) days' written notice.

      If we terminate an employment agreement for "Just Cause" or if any of Messrs. Hansen, Schmidt or Teglia exercises his right to terminate the agreement, we will have no further obligations under the terminated agreement. If, however, we terminate an agreement other than for "Just Cause" or the expiration of the term, we are required to pay the terminated executive the salary he was due to earn during the remainder of his term plus the salary he would have earned for the twelve months following the expiration of the term. Additionally, we are required to provide the terminated executive coverage, at our expense, under our group health and life insurance policies for the same period. Further, if we terminate an employment agreement due to a "Change in Control," we are required to pay the terminated executive an amount equal to the executive's incentive bonus (if any) for our most recently completed fiscal year. If we do not renew an employment agreement, we are required to pay the executive severance in an amount equal to one-half of the executive's salary.


STOCK OPTION GRANTS

      This table shows options to purchase shares of beneficial interest we granted during 1998 to our chief executive officer and our three most highly compensated executive officers.

                                      STOCK OPTION GRANTS IN 1998 FISCAL YEAR
                                      ---------------------------------------
     (a)                    (b)             (c)            (d)            (e)              (f)            (g)
                                                                                          Potential Realized
                                                                                          Value at Assumed
                         Number of     % of Total                                       Annual Rates of Stock
                         Securities     Options                                          Price Appreciations
                         Underlying    Granted to        Exercise                          for Option Term
                          Options      Employees in      or Base       Expiration     --------------------------
Name                      Granted      Fiscal Year        Price          Date              5%             10%
----                     ----------    ------------     ----------     ----------      ----------     ----------
Jay E. Schmidt . . .         16,000         14%           $5.375     Dec. 1, 2008         $54,085       $137,062
Neil D. Hansen . . .         16,000         14%           $5.375     Dec. 1, 2008         $54.085       $137,062
Joel L. Teglia . . .         14,000         12%           $5.375     Dec. 1, 2008         $47,324       $119,929



                           AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE
                           ------------------------------------------------------------

     (a)                      (b)              (c)                   (d)                  (e)
                                                               Number of
                                                               Securities            Value of
                                                               Underlying          Unexercised
                                                               Unexercised         In-the-Money
                                                             Options/SARs at      Options/SARs at
                                                                FY-End (#)            FY-End ($)
                            Shares
                          Acquired on        Value            Exercisable/         Exercisable/
    Name                    Exercise        Realized          Unexercisable        Unexercisable
    ----                  -----------       ----------        --------------      ---------------
Leonard G. Levine. .          --               --                   --                   --
Jay E. Schmidt . . .          1,665           $4,444               6,667/                  $0/
                                                                   32,668               $9,153
Neil D. Hanson . . .          1,665           $3,820               6,667/                  $0/
                                                                   32,668               $9,153
Joel L. Teglia . . .          1,665           $3,820               5,000/                  $0/
                                                                   27,335               $8,653

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based solely upon a review of (1) Forms 3 and 4 and amendments thereto furnished to us pursuant to Rule 16a-3(e) under the Exchange Act during the fiscal year ended December 31, 1998, (2) any Forms 5 and amendments thereto furnished to us with respect to the fiscal year ended December 31, 1998, and (3) any written representations referred to in subparagraph (b)(2)(i) of Item 405 of Regulation S-K under the Exchange Act, no person who at any time during the fiscal year ended December 31, 1998 was a director, officer or, to our knowledge, a beneficial owner of more than 10% of our outstanding common shares failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 1998 or prior fiscal years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information as of February 28, 1999 regarding the number and percentage of our outstanding common shares beneficially owned by: (i) each trustee; (ii) each executive officer; and
(iii) all trustees and executive officers as a group. The table also sets forth information as of December 31, 1998 with respect to any person known to us to be the beneficial owner of more than five percent of our outstanding common shares. Information with respect to Morgens Waterfall Income Partners, L.P., Magten Asset Management Corp. and FMR Corp. listed in the table below, including the notes, is based solely on copies of statements filed under Section 13(d) or 13(g) of the Exchange Act, and we have not independently confirmed this information. Share amounts and percentages shown for each person or entity are adjusted to give effect to common shares that are not outstanding but may be acquired by a person or entity upon exercise of all options exercisable by such entity or person within sixty days of the date of the date hereof. However, those common shares are not deemed to be outstanding for the purpose of computing the percentage of outstanding common shares beneficially owned by any other person.

                                      Number of
                                    Common Shares
Name and Address of                 Beneficially        Percent
Beneficial Owner                        Owned          of Class
-------------------                 ------------       ---------

Morgens Waterfall Income              2,192,501          16.4%
Partners, L.P.(1)
  Restart Partners, L.P.
  Restart Partners II, L.P.
  Restart Partners III, L.P.
  Restart Partners IV, L.P.
  Restart Partners V, L.P.
  Endowment Restart, L.L.C.
  10 East 50th Street
  New York, NY  10022

Magten Asset Management Corp. (2)     1,165,400          8.7%
  Mellon Bank, N.A. as Trustee for
  the General Motors Employees
  Domestic Group Pension Trust
  General Motors Investment
  Management Corporation
  350 East 21st Street
  New York, New York  10010

                                      Number of
                                    Common Shares
Name and Address of                 Beneficially        Percent
Beneficial Owner                        Owned          of Class
-------------------                 ------------       ---------

FMR Corp.(3)                          1,038,050          7.8%
  Fidelity Management &
  Research Company
  Fidelity Low-Priced Stock Fund
  Fidelity Management Trust Company
  Edward C. Johnson 3d
  Abigail P. Johnson
  82 Devonshire St.,
  Boston, MA 02109

Leonard G. Levine,                     612,504           4.6%
  President (4) (5)

Neil D. Hansen,                        17,162              *
  First Vice President (4)

Jay E. Schmidt,                         5,981              *
  Vice President (4)

Robert G. Higgins,                      5,655              *
  Vice President,
  General Counsel
  and Secretary (4)(6)

Joel L. Teglia,                         3,525              *
  Chief Financial Officer (4)

Walter E. Auch, Sr.                     1,000              *

Norman M. Gold                          1,000              *

Marvin A. Sotoloff                      1,000              *

All Trustees and
Executive Officers of
  the Trust, as a group
  (eight persons)                      647,827           4.8%

*  less than 1%

(1) Does not include the conversion of a $7.4 million loan which is outstanding and is convertible into shares of our convertible preferred stock at a price of $100 per share, which may, in turn, be converted into our common shares at a price of $5.15 per share. Certain affiliates of Morgens Waterfall Income Partners, L.P. have filed reports with the SEC pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") indicating combined ownership of five percent (5%) or more of the outstanding common shares. As of the date of this prospectus: (i) Morgens Waterfall Income Partners, L.P. owns 83,315 common shares; (ii) Restart Partners, L.P. owns 418,768 common shares; (iii) Restart Partners II, L.P. owns 692,830 common shares; (iv) Restart Partners III, L.P. owns 482,350 common shares; (v) Restart Partners IV, L.P. owns 304,758 common shares; (vi) Restart Partners V, L.P. owns 100,855 common shares; (vii) Endowment Restart, L.L.C. owns 109,625 common shares. Although John C. Waterfall and Edwin H. Morgens do not directly own any common shares, each of them may be deemed an indirect beneficial owner of 2,192,501 common shares by virtue of their effective control over the operation of each of the affiliated entities listed above. Furthermore, Morgens Waterfall Capital, L.L.C. may be deemed an owner of 83,315 common shares by virtue of its position as general partner of Morgens Waterfall Income Partners, L.P.

(2) According to filings made with the SEC, Magten Asset Management Corp. ("Magten") is an investment advisor registered under the Investment Advisors Act of 1940. Magten has filed reports with the SEC pursuant to
Section 13(d) of the Exchange Act, indicating ownership of five percent (5%) or more of the outstanding common shares. Magten has shared dispositive power over 1,897,605 common shares, and shared voting power over 1,436,005 common shares. The General Motors Employees Domestic Group Pension Trust (the "GM Trust") receives investment management services from General Motors Investment Management Corporation (the "GM Advisor"), an investment advisor registered under the Investment Advisors Act of 1940. Magten provides investment management services to the GM Trust. The GM Trust and the GM Advisor have shared voting and dispositive power over 651,055 common shares, or 4.9% of the outstanding common shares. Each of the GM Trust and the GM Advisor disclaims beneficial ownership of these common shares.

(3) FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson (who together with other members of the Johnson family may be deemed to form a controlling group with respect to FMR Corp.) have filed reports with the SEC pursuant to Section 13(d) of the Exchange Act, indicating combined ownership of five percent (5%) or more of the outstanding common shares.
As of the date of this prospectus, Fidelity Management & Research Company, an investment advisor registered under the Investment Advisors Act of 1940, and Fidelity Low-Priced Stock Fund, an investment company which Fidelity Management & Research Company serves as investment advisor, owned 991,750 common shares or 7.47% of the outstanding common shares. Edward C. Johnson 3d and FMR Corp. each has sole dispositive power over these 991,750 common shares, but neither has sole voting power over these common shares. As of the date of this prospectus, Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., owned 118,800 common shares or .9% of the outstanding common shares as a result of serving as investment manager of institutional accounts. Edward C. Johnson 3d and FMR Corp. each has voting and dispositive power over these 118,800 common shares.

(4) The business address for each of Messrs. Hansen, Higgins, Levine, Schmidt and Teglia is 150 S. Wacker Drive, Suite 2900, Chicago, Illinois 60606.

(5)   Includes options to purchase 100,000 common shares.

(6) Includes 775 common shares owned by Mr. Higgins' daughter. Mr. Higgins disclaims beneficial ownership of these common shares.

     We are not aware of any arrangements, the operation of which may at a subsequent date result in a change of control.



BOARD OF TRUSTEES REPORT ON EXECUTIVE COMPENSATION

The board of trustees has formed a separate committee comprised entirely of the independent trustees to review the compensation of executive officers, including those named in the Summary Compensation Table contained in this Proxy Statement as well as approving awards made under our 1997 Omnibus Stock and Incentive Plan.

We have designed our executive compensation policies to attract and retain high caliber executives and motivate them to superior performance for the benefit of our shareholders. We pay base salaries that we attempt to link to competitive factors with increases based primarily on merit. In setting cash compensation for our executive officers, we consider a range of amounts paid to executives who are employed in similar positions in companies primarily in the real estate industry with asset size and other characteristics comparable to ours. We do not, however, rely on a specific list of entities to make this comparison.

To provide for stability in our executive management team, we have entered into contracts with Messrs. Levine, Hansen, Schmidt and Teglia. Each of these agreements sets forth a specific base salary that is paid to the individual over the term of the agreement. The committee also reviews proposed increases in base salary for each executive officer as their respective contracts expire, taking into account the individual's accomplishments as well as current salary within the range for his or her level. Greater weight is normally given to accomplishing objectives and standards than to the executive's current salary level within his or her level, although specific weights for each factor have not been established.

In addition, salary can be substantially increased if an executive officer is promoted to a higher position with greater responsibilities.

Mr. Levine is given the responsibility of recommending both the amount of bonus and for establishing the performance criteria for earning a bonus to be paid to our other executive officers. The amount of any of these bonus payments is tied, in part, to our financial performance and in part to the individual achieving specific individual goals established for the year in discussions between the individual and Mr. Levine. As part of our yearly budgeting process, we review Mr. Levine's recommendations and approve or make changes if necessary. For the fiscal year ended December 31, 1998 we used, and for the fiscal year ending December 31, 1999 we will use, the same performance criteria used in Mr. Levine's contract.

Mr. Levine is also eligible to earn an annual incentive bonus equal to a percentage of his base salary. The amount of the bonus is based on our "funds from operations" reaching certain levels. For example, for the fiscal year ended December 31, 1998, Mr. Levine's target "funds from operations" for the fifteen-month period beginning October 1, 1997 and ending on December 31, 1998 was $0.95 per share. His actual bonus is increased or decreased based on our actual performance compared to the target. The actual amount of funds from operations for this period was $0.935 per share, and Mr. Levine received a bonus equal to $146,382 or 93.68% of the target. The target "funds from operations" for the year ending December 31, 1999 is $0.85 per share. At the time that we signed the agreement with Mr. Levine, we granted him options to purchase 350,000 common shares. Over 40% of these options are subject to vesting provisions that are tied to the performance of our stock price. For example, to be fully vested, our stock price must increase over 75% from the value at which the exercise price was established ($5.50 per share) and must increase over 50% to $8.50 per share for Mr. Levine to become partially vested in the "incentive options."

We also grant options on our yearly basis to our other employees and officers based typically on recommendations made by Mr. Levine. The vesting of these options is typically not subject to the Trust's financial performance, but instead is tied to the individual remaining employed by the Trust for a certain period of time. All option awards are designed to further motivate executive performance and to further align the interests of the Trust's officers and employees with those of the Trust's shareholders.


                            Walter E. Auch, Sr.
                              Norman M. Gold
                            Marvin A. Sotoloff

PERFORMANCE GRAPH

The graph below compares the cumulative total return on our common shares for the last five fiscal years, with the cumulative total return on the Standard & Poor's 500 Index and with the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), Equity REIT Total Return Index for all equity REITs over the same period (assuming the investment of $100 in our common shares, the S&P 500 Total Return Index and the NAREIT Equity REIT Total Return Index on December 31, 1993, and the reinvestment of all dividends). For the year ended December 31, 1994, we utilized the NAREIT Equity Index for comparison to industry or peer performance. Beginning with the fiscal year ended December 31, 1995, we switched to NAREIT's Equity REIT Total Return Index, which excludes REITs operating healthcare facilities for comparison to industry or peer performance since we believe this index provides a more meaningful comparison.


              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
             AMONG THE COMPANY, THE S&P 500 TOTAL RETURN INDEX
               AND THE NAREIT EQUITY REIT TOTAL RETURN INDEX

Year-End Data       1993     1994     1995      1996     1997     1998
-------------      ------   ------   ------    ------   ------   ------

BSRT               100.00   109.55   120.28    124.27   183.35   211.36
S&P 500 Index      100.00   101.31   139.23    171.19   228.32   293.57
NAREIT Equity
Index (without
Health Care)       100.00   103.17   118.92    160.86   193.45   159.59


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended December 31, 1998, we paid no salary to, but purchased legal services from, Robert G. Higgins, our vice president, secretary and general counsel, in the aggregate amount of $391,400. We also provide Mr. Higgins with office space and equipment. Mr. Higgins does not pay any rent for the use of office space and equipment. Instead, Mr. Higgins provides us with a 20% discount for all time Mr. Higgins and his employees bill to us. Mr. Higgins also reimburses us for the cost of two full-time and certain part-time employees. For the fiscal year ended December 31, 1998, Mr. Higgins reimbursed us for a total of $161,129. In addition, during the fiscal year ended December 31, 1998, we paid Adam Levine, the son of our president, chief executive officer and trustee, Leonard G. Levine, $71,415 plus options, exercisable for ten years, to purchase 6,000 shares at $5.375 per share for services rendered to us as an employee. We also provided Adam Levine with benefits customarily provided to our other employees.


INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

We incorporate by reference herein the following documents filed pursuant to the Exchange Act under the Exchange Act File No. 0-15465: (i) our annual report on Form 10-K for the fiscal year ended December 31, 1998; and (ii) current report on Form 8-K dated August 14, 1998, as amended by current report on Form 8-K dated October 1, 1998. All reports and other documents we file pursuant to Section 13(a)(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement also shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing these reports and documents. Any statement incorporated or deemed to be incorporated herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that any statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes this statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. We will not update this Proxy Statement for events occurring subsequent to the date of this Proxy Statement.

We hereby undertake to provide without charge to each person to whom a copy of this Proxy Statement has been delivered, upon written or oral request of the person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to documents, unless these exhibits are specifically incorporated by reference into the document). Requests for these documents should be made to the Investor Relations Department at our principal executive offices located at 150 South Wacker Drive, Suite 2900, Chicago, Illinois 60606; telephone number (312) 683-3671.

SHAREHOLDER PROPOSALS

We have not received any shareholder proposals for inclusion in this year's proxy statement. If a shareholder wishes to present a proposal to be included in the proxy statement for the next annual meeting, the proposal must be submitted in writing and received by our secretary at our offices no later than __________, 2000, addressed as follows: Robert G. Higgins or Corporate Secretary, Banyan Strategic Realty Trust, 150 South Wacker Drive, Suite 2900, Chicago, Illinois 60606.


==================================================

YOUR VOTE IS IMPORTANT.  THE PROMPT RETURN OF
PROXIES WILL SAVE US THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES.  PLEASE
PROMPTLY MARK, SIGN, DATE AND RETURN THE
ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

==================================================

BANYAN STRATEGIC REALTY TRUST
150 South Wacker Drive
Suite 2900
Chicago, Illinois  60606


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Leonard G. Levine and Robert G. Higgins, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the Common Shares of Beneficial Interest of Banyan Strategic Realty Trust held of record by the undersigned on _________, 1999, at the Annual Meeting of Shareholders when convened on _________, 1999, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN. In the event that any other matter may properly come before the Annual Meeting, or any adjournment thereof, the Proxies are authorized, in their discretion, to vote on the matter.


Continued on the reverse side.

                                PROXY CARD

[ X ] Please mark
      your votes as
      in this example

1. Elect the following four individuals to serve as trustees, including three independent trustees, until the next annual meeting of Shareholders or otherwise as provided in our Declaration:

                                                FOR   AGAINST

      For, except vote withheld from the
      following nominees:

                  Walter E. Auch, Sr.*          [  ]    [  ]
                  Norman M. Gold*               [  ]    [  ]
                  Leonard G. Levine             [  ]    [  ]
                  Marvin A. Sotoloff*           [  ]    [  ]

            * indicates nominee for independent trustee


2.    Ratify in the selection of Ernst &        FOR   AGAINST   ABSTAIN
      Young LLP as our independent              [  ]    [  ]     [  ]
      public accountants for the fiscal
      year ending December 31, 1999.


3.    Amend our Declaration to remove           FOR   AGAINST   ABSTAIN
      references to "Advisor" or "Sponsor"      [  ]    [  ]     [  ]
      or provisions governing our
      relationship with an "Advisor" or
      "Sponsor."


4.    Amend our Declaration to remove           FOR   AGAINST   ABSTAIN
      provisions governing our operating        [  ]    [  ]     [  ]
      expenses.


5.    Amend our Declaration to delete           FOR   AGAINST   ABSTAIN
      the reference to permitted actions        [  ]    [  ]     [  ]
      prior to our first public sale of
      shares.


6.    Amend our Declaration to allow for        FOR   AGAINST   ABSTAIN
      the delivery of proxies telephonically    [  ]    [  ]     [  ]
      and through the use of electronic media
      and for the delivery of notice through
      the use of electronic media.




SIGNATURE(S) _____________________________________   DATE _______________


NOTE: Sign exactly as name appears at left. If joint tenant, both should sign. If attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, please sign corporate name by president or authorized officer. If partnership, sign in full partnership name by authorized person.

                                APPENDIX A
                                ----------

      <STRIKEOUT>SECOND</STRIKEOUT>    THIRD     AMENDED AND RESTATED

                           DECLARATION OF TRUST

                                    OF

BANYAN STRATEGIC REALTY TRUST


      THIS AMENDED AND RESTATED DECLARATION OF TRUST, dated as of March 14, 1986, as amended and restated as of August 8, 1986, and amended on March 8,
1991 and May 4, 1993 <STRIKEOUT>and</STRIKEOUT>   ,     amended    and
restated     on August 12, 1998<STRIKEOUT>,</STRIKEOUT>    and amended and
restated on _________, 1999     is hereby accepted by the Trustees of
BANYAN STRATEGIC REALTY TRUST (the "Trust"), who hereby declare that all property, real, personal or mixed, tangible or intangible or of any other description now held or hereafter acquired by or transferred to them in their capacities as Trustee hereunder, together with the income and profits therefrom and the proceeds thereof, shall be held by them in trust and shall be received, managed and disposed of for the benefit of the Shareholders hereunder and in the manner and subject to the terms and conditions herein provided.


                                 ARTICLE I

                          THE TRUST, DEFINITIONS

      1.1 NAME. The trust created by this Declaration of Trust, herein referred to as the "Trust," shall be known by the name "BANYAN STRATEGIC REALTY TRUST" (the "Trust"). So far as may be practicable, legal and convenient, the affairs of the Trust shall be conducted and transacted under that name, which name shall not refer to the Trustees individually or personally or to the Shareholders of the Trust, or to any officers, employees or agents of the Trust or the Trustees.

      Under circumstances in which the Trustees determine that the use of the name "BANYAN STRATEGIC REALTY TRUST" is not practicable, legal and convenient, they may as appropriate use and adopt another name under which the Trust may hold property or operate in any jurisdiction. Legal title to all the properties subject from time to time to this Declaration of Trust shall be transferred to, vested in and held by the Trustees as joint tenants with right of survivorship as Trustees of this Trust, and not individually, except that the Trustees shall have the power to cause legal title to any property of this Trust to be held by and/or in the name of one or more of the Trustees, or any other person as nominee, on such terms, in such manner, and with such powers as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.

      1.2 PLACE OF BUSINESS. The Trust shall maintain an office in Boston, Massachusetts, and shall designate a resident agent for service of process, which office and agent initially shall be c/o CT Corporation System, 2 Oliver Street, Boston, Massachusetts 02109. This office and the name and address of the Trust's resident agent for service of process may change from time to time in the determination of the Trustees, with any changes reported from time to time to the Secretary of the Commonwealth of Massachusetts. The Trust may have such other offices or places of business within or without the Commonwealth of Massachusetts as the Trustees may from time to time determine.

      1.3 NATURE OF TRUST. The Trust is a trust or voluntary association of the type referred to in Section 1 of Chapter 182 of the General Laws of the Commonwealth of Massachusetts and commonly known as a business trust. It is intended that the Trust elect to carry on business as a real estate investment trust as described in Sections 856-860 of the Code as soon as and as long as it is deemed by the Trustees to be in the best interest of the Shareholders to make such election; provided, however, that, by affirmative vote of the holders of two-thirds of the outstanding shares, the Shareholders may determine that the Trust shall no longer carry on the business as a real estate investment trust and shall cease to qualify as such under the Code. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint venture, corporation, or joint stock company or association (but nothing herein shall preclude the Trust from being taxable as an association under Section 856-860 of the Code) nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be or be treated in any way whatsoever to be, liable or responsible hereunder as partners or joint venturers or as agents of one another. The relationship of the Shareholders to the Trustees shall be solely that of beneficiaries of the Trust and their rights shall be limited to those conferred upon them by this Declaration.

      1.4 PURPOSE OF THE TRUST. The purpose of the Trust is to lend funds secured by real property, by interests in entities which own real property or by a similar security interest, and in general to carry on any other acts in connection with or arising out of the foregoing and to have and exercise all powers that are available to voluntary associations formed under the laws of the Commonwealth of Massachusetts and to do any or all of the things herein set forth to the same extent as natural persons might or could do.

      1.5 DEFINITIONS. The terms defined in this Section 1.5 whenever used in this Declaration shall, unless the context otherwise requires, have the respective meanings hereinafter specified in this Section 1.5. In this Declaration, words in the singular number include the plural and in the plural number include the singular.

      "Advisor." <STRIKEOUT>VMS Realty Partners, which, pursuant to the Advisory Agreement, will serve as the initial investment advisor and administrator of the Trust, or any successor Advisor selected by the Trustees; it shall also include any person or entity to which the Advisor subcontracts substantially all of its administrative
functions.</STRIKEOUT>   [Reserved].

      "Affiliate." An Affiliate of, or a person Affiliated with, a specified person, is (i) any person directly or indirectly controlling, controlled by or under common control with another person, (ii) any person owning or controlling 10% or more or the outstanding voting securities or beneficial interests of such other person, (iii) any officer, director, trustee or general partner of such person and (iv) if such other person is an officer, director, trustee or partner of another entity, then the entity for which that person acts in any such capacity.

      "Annual Meeting of Shareholders." The meeting referred to in the first sentence of Section 7.7.

      "Annual Report." The report referred to in Section 7.9.

      "As-Built Appraised Value of the Property" shall mean the land portion of the Appraised Value of the mortgaged property, taking into account the planned development of the property as determined by an MAI appraisal.

      "Average Invested Assets." For any period, the average Total Assets of the Trust, invested, directory or indirectly, in Mortgage Loans before reserves for bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

      "By-Laws."  The By-Laws referred to in Section 4.4, if adopted.

      "Chairman<STRIKEOUT>." The Advisor, if any, shall designate one
</STRIKEOUT>   " shall mean one of the Trustees designated by a
majority     of the Trustees to be Chairman of the Board of Trustees.  The
Chairman shall not have any powers not also delegated to the other
Trustees, except as expressly provided herein    or in the By-Laws    .

      "Code." The Internal Revenue Code of 1986, as amended, or corresponding provisions of any successor legislation.

      "Commission."  The Securities and Exchange Commission.

      "Declaration." This Declaration of Trust and all amendments or modifications hereof.

      "Independent Trustee" shall mean a person other than an officer or employee of the Trust or its subsidiaries or any other individual having a relationship which, in the opinion of the Board of Trustees, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Trustee.

      "Mortgage Loans." Notes, debentures, bonds and other evidences of indebtedness or obligations which are secured or collateralized by interests in real property.

      "Net Assets." The Total Assets (other than intangibles) of the Trust at cost before deducting depreciation or other non-cash reserves, less total liabilities, calculated at least quarterly according to generally accepted accounting principles on a basis consistently applied.

      "Net Income." The net income of the Trust for any period shall mean total revenues applicable to such period as determined for federal income tax purposes, less the expenses applicable to such period, other than additions to reserves for bad debts or other similar non-cash reserves; for purposes of calculating Operating Expenses, Net Income shall not include the gain from the sale of the Trust's assets.

      "Operating Expenses."   All operating, general and administrative
expenses of the Trust as determine under generally accepted accounting principles, including rent, utilities, capital equipment, salaries, fringe benefits, travel expenses and other administrative items, but excluding the expenses of raising capital, interest payments, taxes, non-cash expenditures (e.g., depreciation, amortization, bad debt reserves), the Subordinated Incentive Fee, and the costs related directly to a specific Mortgage Loan investment by the Trust, such as expenses for originating, acquiring, servicing or disposing of a Mortgage Loan.

<STRIKEOUT>"Registration Statement." The Trust's registration statement on
Form S-11 filed with the Securities and Exchange Commission, as amended, relating to the Trust's first public offering of securities.</STRIKEOUT>

      "Preferred Shares" shall mean preferred shares of beneficial interest of the Trust, designated by the Board of Trustees and issued pursuant to the Declaration.

      "REIT" and "real estate investment trust." A real estate investment trust as defined in Sections 856-860 of the Code.

      "Shareholders."  The registered holders of Shares.

      "Shares." Shares of beneficial interest of the Trust, evidencing a pro rata ownership interest in the Trust Estate and being of a class having the right to elect the Trustees of the Trust, issued pursuant to the Declaration.

      "Sponsor." <STRIKEOUT>Any person directly or indirectly instrumental in organizing, wholly or in part, the Trust or any person who will manage or participate in the management of the Trust, and any Affiliate of any such person, but excluding: (i) a person whose only relationship with the Trust is that of an independent property manager and whose only compensation is as such; and (ii) wholly independent third parties; such as attorneys, accountants and underwriters whose only compensation is for
professional services</STRIKEOUT>   [Reserved]    .

      "Total Assets." The book value of all assets of the Trust, determined in accordance with generally accepted accounting principles.

      "Trust."  The Trust created by this Declaration.

      "Trustees." As of any particular time, means the individuals holding office under this Declaration at such time, whether they be the Trustees named herein or additional or successor Trustees.

      "Trust Estate." The assets of the Trust, the legal title to which is held by the Trustees as Trustees of the Trust and the equitable title to which is evidenced by the Shares and held by the Shareholders.

      "Unimproved Real Property." Property which has each of the following three characteristics: (i) it was not acquired for the purpose of producing rental or other operating income, (ii) there is no development or construction in process on such land, and (iii) there is no development or construction planned in good faith to commence on such land within one year.

                                ARTICLE II

                             INVESTMENT POLICY

      2.1 GENERAL STATEMENT OF POLICY. It is the general policy of the Trust that the Trustees invest the Trust Estate principally in investments which will conserve and protect the Trust's invested capital, produce income and cash which may be used to make cash distributions to Share-holders, and offer the potential for participation in the appreciation realized upon the sale, refinancing or other disposition of the properties which secure such investments. The Trustees shall at least annually review the investment policies of the Trust to determine that the policies being followed by the Trust are in the best interests of the Shareholders, and each such determination and the basis therefor shall be set forth in the minutes of meetings of the Trustees.

      2.2 ADDITIONAL INVESTMENTS. To the extent that the Trust has assets not otherwise invested in accordance with Section 2.1, the Trustees may invest such assets in:

            2.2.1 mortgage-backed obligations of or guaranteed or insured - by the United States Government or any agencies or political subdivisions thereof;

            2.2.2 other obligations of or guaranteed or insured by the United States Government or by any state, territory or possession of the United States of America or any agencies or political subdivisions thereof;

            2.2.3 shares of other REITs; or

            2.2.4 other investments which qualify as "real estate assets, cash and cash items (including receivables), and Government securities" under Section 856(c)(5)(A) of the Code;

provided, however, that the assets of the Trust shall at all times be invested in a manner which permits the Trust to qualify as a REIT under the Code, so long as the Trust elects to qualify as a REIT.

                                ARTICLE III

                                 TRUSTEES

      3.1 NUMBER, TERM OF OFFICE, QUALIFICATION OF TRUSTEES. The Board of the Trust shall be comprised of no fewer than three nor more than nine Trustees, unless one or more Trustees are required to be added to the Board under the designations of any Preferred Shares, in which case the authorized number of Trustees shall be increased in order to comply with such designations. At least a majority of the Trustees shall at all times be Independent Trustees. The range in the authorized number of Trustees may be changed by vote of Shareholders holding or having the right to vote a majority of the Shares, provided that the exact number of Trustees within such range shall be specified by the Trustees from time to time. There shall be no cumulative voting in the election of Trustees. Trustees may be reelected without limit as to the number of times. A Trustee shall be an individual at least 21 years of age who is not under legal disability. Unless otherwise required by law or by action of the Trustees, no Trustee shall be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Trustees in their capacity as Trustees shall not be required to devote their entire time or any specified portion of their time to the business and affairs of the Trust.

      3.2 ELECTION OF TRUSTEES. The initial Trustees shall be elected at the annual meeting of the Shareholders, except as provided in Sections 3.4 or 3.5, and each Trustee elected shall hold office until the next annual meeting of the Shareholders of the Trust and until his or her successor is duly elected and qualified, or until his or her death or retirement or until he or she resigns or is removed in the manner hereinafter provided. Such election shall be by written ballot.

      3.3 COMPENSATION AND OTHER REMUNERATION. Each Independent Trustee shall be entitled to receive $20,000 per year for his or her services as an Independent Trustee plus $1,000 for each meeting of the Board attended in person and $500 per hour for each meeting of the Board attended via telephonic conference call. The compensation payable to the Trustees for their services hereunder may be increased or decreased upon the affirmative vote of the holders of a majority of Shares at an Annual Meeting of Share-holders or a special meeting of Shareholders called for that purpose. The Trustees shall be reimbursed for their reasonable expenses incurred in connection with their services as Trustees, including, without limitation, travel to and attendance at meetings of the Board of Trustees and Annual Meetings of Shareholders.

      3.4 RESIGNATION, REMOVAL AND DEATH OF TRUSTEES. A Trustee may resign at any time by giving written notice to the remaining Trustees.
Such resignation shall take effect on the date such notice is given or at any later time specified in the notice. A Trustee may be removed at any time with or without cause by vote or written consent of Shareholders holding or having the right to vote a majority of the outstanding Shares, and can be removed at a special meeting pursuant to Section 7.7 herein, unless the designations of any Preferred Shares require otherwise, in which case the terms of the designations shall prevail. A Trustee may also be removed with cause by a majority of the remaining Trustees, unless the designations of any Preferred Shares require otherwise, in which case the terms of the designations shall prevail. For purposes of the immediately preceding sentence "cause" shall include, without limitation, any physical and/or mental inability, due to a condition or illness which is expected to be of permanent or indefinite duration, to perform the duties of a Trustee.

Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents, if any, as the remaining Trustees shall reasonably require for the conveyance of any Trust property held in his name, shall account to the remaining Trustees as they require for all property which he holds as Trustee and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform the acts, if any, set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee, or the estate of the deceased Trustee, as the case may be.

      3.5 VACANCIES. If any or all of the Trustees cease to be Trustees hereunder, whether by reason of resignation, removal, incapacity, death or otherwise, such event shall not terminate the Trust or affect its continuity. Until vacancies are filled, the remaining Trustee or Trustees may exercise the power of the Trustees hereunder. Vacancies among the Trustees (including vacancies created by increases in the number of Trustees) shall be filled by a majority of the remaining Trustees, unless the designations of any Preferred Shares require otherwise, in which case the terms of the designations shall prevail. If at any time there shall be no Trustees in office, successor Trustees shall be elected by the Shareholders as provided in Section 7.7, unless the designations of any Preferred Shares require otherwise, in which case the terms of the designations shall prevail.

      3.6 SUCCESSOR AND ADDITIONAL TRUSTEES. The right, title and interest of the Trustees in and to the Trust property, shall also vest in successor and additional Trustees upon their qualification, and they shall thereupon have all the rights and obligations of Trustees hereunder. Such right, title and interest shall vest in the Trustees whether or not conveyancing documents have been executed and delivered pursuant to
Section 3.4 or otherwise. Appropriate written evidence of the election and qualification of successor and additional Trustees shall be filed with the records of the Trust and in such other offices or places as the Trustees may deem necessary, appropriate or desirable. Upon, the resignation, removal or death of a Trustee, he (and in the event of his death, his estate) shall automatically cease to have any right, title or interest in or to any of the Trust property, and the right, title and interest in such Trustee in and to the Trust Estate shall vest automatically in the remaining Trustees without any further act.

      3.7   ACTIONS BY TRUSTEES.   The Trustees may act with or without a
meeting.   A quorum for all meetings of the Trustees shall be a majority of the Trustees. Unless specifically provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present at such meeting if a quorum is present, or without a meeting by written consent of all of the Trustees. The acquisition of any investment shall require the approval of the majority of the Trustees.
<STRIKEOUT>Any action taken by the Trust in which the Sponsor, the Advisor or their Affiliates have an interest must be approved by a majority of the Trustees. In addition, any investment, distribution, payment or disposition of assets or funds between the Trust and the Sponsor, the Advisor or a Trustee or any of their respective Affiliates require the additional approval of a majority of the Trustees who are not parties to the transaction or Affiliates of any person or entity (other than the Trust) who is a party to the transaction.</STRIKEOUT> Any agreement, deed, mortgage, lease or other instrument or writing executed by any one or more of the Trustees or by any one or more authorized persons shall be valid and binding upon the Trustees and upon the Trust when authorized by action of the Trustees or as approved in the By-Laws, if the same are adopted. Trustees may conduct meetings by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

       An annual meeting of the Trustees shall be held at substantially the same time as the Annual Meeting of Shareholders. Regular meetings shall be held at least four times per year at such times as shall be fixed by the Trustees. No notice shall be required of an annual or a regular meeting of Trustees.

      Special meetings of the Trustees shall be called by the Chairman upon the request of any two Trustees and may be called by the Chairman on his own motion, on not less than two days' notice to each Trustee if the meeting is to be held in person, and/or not less than eight hours' notice if the meeting is to be held by conference telephone or similar equipment. Such notice, which shall state the purpose of the meeting, shall be by oral, telegraphic, telephonic or written communication stating the time and place therefor. Notice of any special meeting need not be given to any Trustee entitled thereto who submits a written and signed waiver of notice, either before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

       Regular or special meetings of the Trustees may be held within or without the Commonwealth of Massachusetts, at such places as shall be designated by the Trustees. The Trustees may adopt such rules and regulations for their conduct and the management of the affairs of the Trust as they may deem proper and as are not inconsistent with this De-claration.

      3.8 INDEPENDENT TRUSTEES. In order that a majority of the Trustees shall at all times be Independent Trustees, if, at any time, by reason of one or more vacancies, there shall not be such a majority, then within 90 days after such vacancy occurs, the continuing Independent Trustee or Trustees then in office shall appoint, pursuant to Section 3.5, a sufficient number of other persons who are Independent Trustees, so that there shall be such a majority. <STRIKEOUT>Notwithstanding the provisions of Section 3.1, of the preceding sentence of this Section 3.8, or of any other provision of this Declaration of Trust, however, there shall be no requirement as to the election, appointment or incumbency of, or as to any action by, Independent Trustees at any time that all of the outstanding Shares of the Trust are owned by the Advisor and Affiliated persons of the Advisor, and by employees of the Advisor and of such Affiliated persons.</STRIKEOUT>

      3.9 COMMITTEES. The Trustees may appoint from among their number an executive committee and such other standing committees, including without limitation, audit and nominating committees, or special committees as the Trustees determine. Each standing committee shall consist of three or more members, a majority of whom shall be Independent Trustees. Each committee shall have such powers, duties and obligations as may be required by any governmental agency or other regulatory body or as the Trustees may deem necessary and appropriate.

      3.10 RESIGNATION OF INDEPENDENT TRUSTEES. In the event that a person elected as an Independent Trustee ceases to be an Independent Trustee, and if, as a result, a majority of Trustees are no longer Independent Trustees, such person shall immediately resign as a Trustee and such vacancy shall be filled in a manner consistent with Sections 3.5, 3.6 and 3.8 hereof.

                                ARTICLE IV

                             TRUSTEES' POWERS

      4.1 POWER AND AUTHORITY OF TRUSTEES. The Trustees, subject only to the specific limitations contained in this Declaration, shall have, without further or other authorization, and free from any power of control on the part of the Shareholders, full, absolute and exclusive power, control and authority over the Trust Estate and over the business and affairs of the Trust to the same extent as if the Trustees were the sole owners thereof in their own right, and to do all such acts and things as in their sole judgment and discretion are necessary or incidental to, or desirable for, the carrying out of any of the purposes of the Trust or conducting the business of the Trust. Any determination made in good faith by the Trustees of the purposes of the Trust or the existence of any power or authority hereunder shall be conclusive and each such determination and the basis therefor shall be set forth in the minutes of meetings of the Trustees. In construing the provisions of this Declaration, the presumption shall be in favor of the grant of powers and authority to the Trustees. The enumeration of any specific power or authority herein shall not be construed as limiting the general powers or authority or any other specified power or authority conferred herein by statute or rule of law upon the Trustees.

      4.2 SPECIFIC POWERS AND AUTHORITIES. Subject only to the express limitations contained in this Declaration and in addition to any powers and authorities conferred by this Declaration or which the Trustees may have by virtue of any present or future statute or rule of law, the Trustees, without any action or consent by the Shareholders shall have and may exercise, at any time, and from time to time, the following powers and authorities which may or may not be exercised by them in their sole judgment and discretion, and in such manner, and upon such terms and conditions as they may, from time to time, deem proper:

            4.2.1 to retain, invest and reinvest the capital or other funds of the Trust and, for such consideration as they deem proper, to purchase or otherwise acquire for cash or other property or through the issuance of Shares or other securities of the Trust and hold for investment real or personal property of any kind, tangible or intangible, in entirety or in participation and to possess and exercise all the rights, powers and privileges appertaining to the ownership of the Trust Estate with respect thereto;

            4.2.2 to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer or otherwise dispose of or grant interests in all or any portion of the Trust Estate by deeds, financing statements, security agreements and other instruments, trust deeds, assignments, bills of sale, transfers, leases or mortgages, for any of such purposes;

            4.2.3 to enter into leases, contracts, obligations, and other agreements for a term extending beyond the term of office of the Trustees and beyond the possible termination of the Trust or for a lesser term;

            4.2.4 to borrow money and give negotiable or non-negotiable instruments therefor; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of third parties; to enter into other obligations on behalf of the Trust; and to assign, convey, transfer, mortgage, subordinate, pledge, grant security interests in, encumber or hypothecate the Trust Estate to secure any of the foregoing;

            4.2.5 to lend money, whether secured or unsecured, to any person, including any person affiliated with the Trust <STRIKEOUT>or the Advisor</STRIKEOUT>;

            4.2.6 to create reserve funds for any purpose;

            4.2.7 to incur and pay out of the Trust Estate any charges or expenses, and disburse any funds of the Trust, which charges, expenses or disbursements are, in the opinion of the Trustees, necessary or incidental to or desirable for the carrying out of any of the purposes of the Trust or conducting the business of the Trust, including, without limitation, taxes and other governmental levies, charges and assessments, of whatever kind or nature, imposed upon or against the Trustees in connection with the Trust or the Trust Estate or upon or against the Trust Estate or any part thereof, and for any of the purposes herein;

            4.2.8 to deposit funds of the Trust in or with banks, trust companies, savings and loan associations, money market organizations and other depositories or issuers of depository-type accounts, whether or not such deposits will draw interest or be insured, the same to be subject to withdrawal or redemption on such terms and in such manner and by such person or persons (including any one or more Trustees, officers, agents or representatives) as the Trustees may determine;

            4.2.9 to possess and exercise all the rights, powers and privileges appertaining to the ownership of any or all mortgages or securities issued or created by, or interests in, any person, forming part of the Trust Estate, to the same extent that an individual might and, without limiting the generality of the foregoing, to vote or give consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more persons, which proxies and powers of attorney may be for meetings or action generally or for any particular meeting or action, and may include the exercise of discretionary powers;

            4.2.10 to enter into joint ventures, general or limited partnerships and any other lawful combinations or associations;

            4.2.11 to elect or appoint officers of the Trust (none of whom needs be a Trustee), who may be removed or discharged at the discretion of the Trustees, such officers to have such powers and duties, and to serve such terms, as may be prescribed by the Trustees or by the By-Laws of the Trust, if adopted, or as may pertain to such offices;

            4.2.12 <STRIKEOUT>subject to the provisions of Article 5, to retain an Advisor and to pay the Advisor for its services so
retained;</STRIKEOUT>   [reserved];

            4.2.13 subject to the provisions of Sections 8.5 and 8.6, to engage or employ any persons as agents, representatives, employees or independent contractors (including without limitation, real estate advisors, investment advisors, transfer agents, registrars, underwriters, accountants, attorneys at law, real estate agents, managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, in connection with the management of the Trust's affairs or otherwise, and to pay compensation from the Trust for services in as many capacities as such person may be so engaged or employed and notwithstanding that any such person is, or is an Affiliated person of, a Trustee or officer of the Trust, and, except as prohibited by law, to delegate any of the powers and duties of the Trustees to any one or more Trustees, agents, representatives, officers, employees, independent contractors or other persons<STRIKEOUT>, including the Advisor, provided, however, that no such delegation shall be made to an Affiliated person of the Advisor except with the approval of a majority of the Independent Trustees</STRIKEOUT>;

            4.2.14 to determine whether moneys, securities or other assets received by the Trust shall be charged or credited to income or capital or allocated between income and capital, including the power to amortize or fail to amortize any part or all of any premium or discount, to treat all or any part of the profit resulting from the maturity or sale of any asset, whether purchased at a premium or at a discount, as income or capital, or apportion the same between income and capital, to apportion the sales price of any asset between income and capital, and to determine in what manner any expenses or disbursements are to be borne as between income and capital, whether or not in the absence of the power and authority conferred by this subsection such moneys, securities or other assets would be regarded as income or as capital or such expense or disbursement would be charged to income or to capital; to treat any dividend or other distribution on any investment as income or capital or to apportion the same between income and capital; to provide or fail to provide reserves for depreciation, amortization, doubtful collection, or obsolescence in respect of all or any part of the Trust Estate subject to depreciation, amortization, collection, or obsolescence in such amounts and by such methods as they shall determine; and to determine the method or form in which the accounts and records of the Trust shall be kept and to changed from time to time such method or form;

            4.2.15 to determine from time to time the value of all or any part of the Trust Estate and of any services, securities, property or other consideration to be furnished to or acquired by the Trust, and from time to time to revalue all or any part of the Trust Estate in accordance with such valuations or other information<STRIKEOUT>, which valuations or other information may be provided by the Advisor and or by other persons retained for the purpose, as the Trustees, in their sole judgment, may deem necessary</STRIKEOUT>;

            4.2.16 to collect, sue for and receive all sums of money coming due to the Trust, and to engage in, intervene in, prosecute, join, defend, compound, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, con-troversies, demands or other litigation relating to the Trust, the Trust Estate or the Trust's affairs, to enter into agreement therefor, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding arbitration, adjudication or settlement thereof;

            4.2.17 to renew, modify, release, compromise, extend, - consolidate or cancel, in whole or in part, any obligation to or of the Trust;

            4.2.18 subject to Section 8.4 below, to purchase and pay for out of the Trust Estate insurance contracts and policies insuring the Trust Estate against any and all risks and insuring the Trust, the Trustees, the Shareholders, the officers of the Trust<STRIKEOUT>, the Advisor</STRIKEOUT> or any or all of them, against any and all claims and liabilities of every nature asserted by any person arising by reason of any action alleged to have been taken or omitted by the Trust or by the
Trustees, Shareholders<STRIKEOUT>,</STRIKEOUT>    or     officers
<STRIKEOUT>or the Advisor</STRIKEOUT>;

            4.2.19 to cause legal title to any of the Trust Estate to be held by or in the name of the Trust or one or more of the Trustees or any other person as the Trustees may determine, on such terms and in such manner and with such powers (not inconsistent with Section 1.1), and with or without disclosure that the Trust or Trustees are interested therein;

            4.2.20 to adopt an accounting method for the Trust, and from time to time to change such accounting method, and to engage a firm of independent certified public accountants to audit the financial records of the Trust;

            4.2.21 to adopt and use a seal (but the use of a seal shall not be required for the execution of instruments or obligations of the Trust);

            4.2.22 with respect to any securities issued by the Trust, to provide that the same may be signed by the manual signature of one or more Trustees or officers, or persons who have theretofore been Trustees or officers or by the facsimile signature of any such person (with or without countersignature by a transfer agent, registrar, authenticating agent or other similar person), and to provide that ownership of such securities may be conclusively evidenced by the books and records of the Trust or in any appropriate evidence of the Trust without the necessity of any certificate, all as determined by the Trustees from time to time to be consistent with normal commercial practices;

            4.2.23 to declare and pay cash distributions to Shareholders as provided in Section 7.5, subject to any restrictions set forth in the designations of any Preferred Shares;

            4.2.24 to adopt a distribution reinvestment or similar such plan for the Trust, and to provide for the cost of the administration thereof to be borne by the Trust, subject to any restrictions set forth in the designations of any Preferred Shares;

            4.2.25 to file any and all documents and take any and all such other action as the Trustees in their sole judgment may deem necessary in order that the Trust may lawfully conduct its business in any jurisdiction;

            4.2.26 to participate in any reorganization, readjustment, consolidation, merger, dissolution, sale or purchase of assets, lease or similar proceedings of any corporation, partnership or other organization in which the Trust shall have an interest and in connection therewith to delegate discretionary powers to any reorganization, protective or similar committee and to pay assessments and other expenses in connection therewith, subject to any restrictions set forth in the designations of any Preferred Shares;

            4.2.27 to determine whether or not, at any time or from time to time, to attempt to cause the Trust to qualify or to cease to qualify as a real estate investment trust for federal income tax purposes, and to take all action deemed by the Trustees appropriate in connection with maintaining or ceasing to maintain such qualification;

            4.2.28 to do all other such acts and things as are incident to the foregoing, and to exercise all powers which are necessary or useful to carry on the business of the Trust, to promote any of the purposes for which the Trust is formed, and to carry out the provisions of this Declaration; and

            4.2.29 in the event that either (a) the assets of the Trust would constitute "plan assets" for purposes of ERISA or (b) the transactions contemplate hereunder would constitute "prohibited transactions" under ERISA or the Code and an exemption for such transactions is not obtainable, or not sought by the Trustees, from the United States Department of Labor, to (1) restructure the Trust's activities to the extent necessary to comply with any exemption in any final plan asset regulation adopted by the Department of Labor or to comply with any requirement the Department of Labor might impose as a condition to granting a prohibited transaction exemption, and/or (2) terminate the offering of Shares or compel a dissolution and termination of the Trust. The Trustees are empowered to amend such provisions to the minimum extent they believe is necessary in accordance with the advice of accountants and/or counsel to comply with any applicable federal or state legislation, rules, regulations, administrative pronouncements or interpretations and/or judicial interpretations thereof after the date of this Declaration. Such amendment(s) made by the Trustees in reliance upon the advice of competent accountants or counsel described above shall be deemed to be made pursuant to the fiduciary obligation of the Trustees to the Trust and Shareholders, and no such amendment shall give rise to any claim or cause of action by any Shareholder.

      4.3 INVESTMENT OPPORTUNITIES. All Trustees must present investment opportunities which comply with the Trust's investment policies to the Trust prior to engaging in such investments themselves.

      4.4 BY-LAWS. The Trustees may, but are not required to, make, adopt, amend or repeal By-Laws containing provisions relating to the business of the Trust, the conduct of its affairs, its rights or powers and the rights or powers of its Shareholders, Trustees or officers not incon-sistent with law or with this Declaration. Such By-Laws may provide for the appointment of assistant officers or agents of the Trust, subject, however, to the right of the Trustees to remove or discharge such officers or agents.

                                 ARTICLE V

 <STRIKEOUT>ADVISOR AND OTHER AGENTS; ANNUAL OPERATING EXPENSES EMPLOYEES
AND AGENTS</STRIKEOUT>

      5.1 EMPLOYMENT OF <STRIKEOUT>ADVISOR,</STRIKEOUT> EMPLOYEES AND AGENTS. The Trustees are responsible for the general policies of the Trust and for such general supervision of the business of the Trust conducted by all officers, agents, employees, advisors, managers or independent contractors of the Trust as may be necessary to insure that such business conforms to the provisions of this Declaration. However, the Trustees shall have the power and may, but are not obligated to, <STRIKEOUT>retain an Advisor and/or to</STRIKEOUT> appoint, employ or contract with any person as the Trustees may deem necessary, or proper for the transaction of the business of the Trust, and for such purpose may grant or delegate such authority to any such person as the Trustees may in their sole discretion deem necessary or desirable without regard to whether such authority is normally granted or delegated by trustees; provided, however,
<STRIKEOUT>that any determination to retain an Advisor which is an
Affiliate shall be valid only if made or ratified with the approval of a majority of the Trustees; and provided further</STRIKEOUT> that any such delegation shall not preclude the qualification of the Trust as a REIT under the Code. No advisory contract with an Affiliate shall be entered into or renewed without the approval of a majority of the Trustees.

      It shall be the duty of the Trustees <STRIKEOUT>(a) to evaluate the performance of the Advisor before entering into or renewing an advisory contract; (b)</STRIKEOUT> to monitor the administrative procedures, investment operations, and performance of the Trust <STRIKEOUT>and the
Advisor; and (c)</STRIKEOUT>   , and     to determine from time to time but
at least annually that the total fees and expenses of the Trust are reasonable in light of the investment experience of the Trust, its Net Assets, its Net Income, and the fees and expenses of other comparable advisors in real estate, with each such determination reflected in the minutes of the Trustees' meetings.

      The Trustees, subject to the approval of a majority of the
Independent Trustees,    shall have the power to determine the terms and
compensation of any person whom they may employ or with whom they may
contract.      <STRIKEOUT>and subject to the provisions of Section 5.4,
shall have the power to determine the terms and compensation of the Advisor or any other person whom they may employ or with whom they may contract. The Trustees may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf or the Trustees, and to make executive decisions which conform to general policies and general principles previously established by the Trustees.

      5.2 Term. The Trustees shall not enter into any contract with an Advisor unless such contract has an initial term of not more than one year, provides for annual renewal or extension thereafter and provides that it may be terminated at any time by the Trustees, without cause, upon 60 days written notice or by the Advisor, without penalty, upon 120 days written notice. Any agreement with the Advisor may be terminated by a majority of the Independent Trustees. If the Agreement with the Advisor is terminated, the Advisor will cooperate with the Trust and take all reasonable steps requested to assist the Trustees in making an orderly transition of the advisory function. The Trustees shall determine that any successor Advisor possesses sufficient qualifications (a) to perform the advisory function for the Trust and (b) to justify the compensation provided for in its contract with the Trust.

      5.3 Activities of Advisor. The Advisor may render advice and services to the Trust as its sole and exclusive function, or engage in other activities including, without limitation, the rendering of advice to other investors and the management of other investments or other real estate investment trusts with similar investment objectives, including, without limitation, investors and investments advised, sponsored or organized by the Advisor. The Trustees may request the Advisor to engage in certain other activities which complement the Trust's investments. Nothing in this Declaration shall limit or restrict the right of any director, officer, employee or shareholder of the Advisor, whether or not also a Trustee, officer or employee of the Trust, to engage in any other business or to render services of any kind to any other partnership, corporation, firm, individual, trust or association. The Advisor may, with respect to any loan or other investment in which the Trust may participate or allot a participation, render advice and service, with or without remuneration, to each and every participant in that loan or other investment.

      5.4 Annual Operating Expenses. The annual Operating Expenses of the Trust shall not exceed the greater of (a) 2% of the Average Invested Assets of the Trust or (b) 25% of the Net Income of the Trust for such year. If the Trust engages an Advisor, the agreement with the Advisor shall require the Advisor to reimburse the Trust for the amount by which the aggregate annual expenses paid or incurred by the Trust exceed the limitations herein provided, within 60 days after the end of such year.

      In the event the Shares are listed for trading on the American Stock Exchange or included for quotation on Nasdaq, then, if required for listing or quotation, each contract with the Advisor shall also provide that, so long as the Shares are listed or quoted, the Advisor will reimburse the Trust within 120 days after the end of the Trust's fiscal year for any amount by which the aggregate compensation paid by the Trust to the Advisor with respect to such fiscal year exceeds the compensation permitted to be paid by the Trust to the Advisor pursuant to the listing guidelines, as applicable from time to time, of the American Stock Exchange or Nasdaq, as the case may be.

      The Trust shall send to its Shareholders quarterly a statement setting forth: (i) the ratio of the costs of raising capital during the quarter to the capital raised; and (ii) the aggregate amount and type of fees paid to the Advisor and all Affiliates of the Advisor by the Trust and by third parties doing business with the Trust who make such payments for the account of the Trust.

      5.5 Advisor Compensation. The Independent Trustees shall at least annually review generally the performance of the Advisor, if any, in order to determine whether the compensation which the Trust has contracted to pay to the Advisor is within the limits set forth in this Declaration and is reasonable in relation to the nature and quality of services performed and whether the provisions of the contract with the Advisor are being carried out. The Independent Trustees have a fiduciary duty to the Shareholders to supervise the relationship of the Trust with the Advisor in all respects, including the level of compensation. Each such determination shall be based on such of the following and other factors as the Independent Trustees deem relevant, and shall be reflected in the minutes of the meetings of the
Trustees:

            5.5.1 the size of the fees payable to the Advisor in relation to the size, composition and profitability of the portfolio of the Trust;

            5.5.2 the success of the Advisor in generating opportunities that meet the investment objectives of the Trust;

            5.5.3 the rates charged to other REITs and to investors other than REITs by advisors performing similar services;

            5.5.4 additional revenues realized by the Advisor and its Affiliates through their relationship with the Trust, whether paid by the Trust or by others with whom the Trust does business;

            5.5.5 the quality and extent of service and advice furnished to the Trust by the Advisor;

            5.5.6 the performance of the investment portfolio of the Trust, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and

            5.5.7 the quality of the portfolio of the Trust in relationship to any investments generated by the Advisor for its own account.</STRIKEOUT>


      5.2   [Reserved].

      5.3   [Reserved].

      5.4   [Reserved].

      5.5   [Reserved].



                                ARTICLE VI

PROHIBITED ACTIVITIES

      6.1 PROHIBITED INVESTMENTS AND ACTIVITIES. The Trust shall not engage in any of the following investment practices or activities:

            6.1.1 invest in any foreign currency, bullion or commodities or commodities future, contracts or effect short sales of commodities or securities;

            6.1.2 invest in contracts for the sale of real estate unless such contracts are recordable in the chain of title;

            6.1.3 issue (a) "redeemable securities," "face amount certificates of the installment type" or "periodic payment plan certificates," all as defined in the Investment Company Act of 1940, (b) [reserved], (c) nonvoting or assessable securities (other than debt securities), and (d) convertible or nonconvertible debt securities to the public unless the historical cash flow of the Trust or the substantiated future cash flow of the Trust, excluding extraordinary items, is sufficient to cover the interest of the debt securities;

            6.1.4 grant options, warrants or rights to purchase Shares at exercise prices less than the fair market value of such Shares on the date of grant and for consideration (which may include services) that in the judgment of the Trustees has a market value less than the value of such option, warrant or right on the date of grant; any such options, warrants or rights to purchase Shares issued to the <STRIKEOUT>Advisor,</STRIKEOUT> Trustees<STRIKEOUT>, Sponsor</STRIKEOUT> or their Affiliates shall be on the same terms as those sold to the public and shall not exceed an amount equal to 10% of the number of outstanding Shares on the date of the grant;

            6.1.5 engage in underwriting or the agency distribution of securities issued by others;

            6.1.6 invest more than 10% of Total Assets of the Trust in Unimproved Real Property or indebtedness secured by a deed of trust or Mortgage Loans on Unimproved Real Property;

            6.1.7 engage in trading, as compared with investment, activities or in any other activity which would have the effect of causing the Trust to fail to qualify as a REIT under the Code;

            6.1.8 [Reserved].

            6.1.9 acquire securities in any company holding investments or engaging in activities prohibited by this Section 6.1;

            6.1.10 the Trust may not make junior Mortgage Loans except where the principal amount of such junior Mortgage Loans (excluding interest and working capital and interest reserves) plus the outstanding amount of senior debt does not exceed 85% of the As-Built Appraised Value of the Property, unless a majority of the Independent Trustees determine that an increased amount is justified by additional credit or collateral; the Trust may not make a junior Mortgage Loan which is subordinate to a mortgage held by the <STRIKEOUT>Advisor,</STRIKEOUT> Trustees<STRIKEOUT>, Sponsors</STRIKEOUT> or Affiliates of the Trust;

            6.1.11 purchase property from <STRIKEOUT>the Sponsor, the Advisor or any Trustee or their</STRIKEOUT> Affiliates, unless (i) a majority of the Trustees not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Trust and at a price to the Trust no greater than the cost of the asset to such
<STRIKEOUT>Sponsor, Advisor,</STRIKEOUT> Trustee or Affiliate
<STRIKEOUT>thereof</STRIKEOUT>, or, (ii) if the price to the Trust is in excess of such costs, that substantial justification for such excess exists and such excess is not unreasonable; in no event shall the cost of such asset to the Trust exceed its current appraised value as determined by a qualified independent real estate appraiser selected by the Trustees not otherwise interested in such transaction; or (b) sell property to
<STRIKEOUT>the Sponsor, the Advisor, any Trustee or their</STRIKEOUT>
Affiliates;

            6.1.12       borrow funds from <STRIKEOUT>the Sponsor or its
Affiliates</STRIKEOUT>    any Affiliate     unless the interest and other
financing charges or fees received by the <STRIKEOUT>Sponsor or its
Affiliates do</STRIKEOUT>    Affiliate does     not exceed the amount which
would be charged by unrelated lending institutions on comparable loans for the same purpose;

            6.1.13 purchase insurance either through or from any Affiliate <STRIKEOUT>of the Advisor or the Sponsor</STRIKEOUT>, unless: (i) before a master insurance policy covering all the Trust's assets is placed through such brokerage services, there will have been received quotations from two independent insurance brokers relating to the proposed coverage, which quotations shall be upon coverage and terms comparable to those proposed to be provided by the

      Affiliate, and such Affiliate shall not provide such insurance brokerage services unless it can obtain such insurance at a cost which is no greater than the lowest of the two unaffiliated insurance agency quotations for such master insurance policy; and (ii) if at any time the Affiliates cease to derive at least 75% of their business from insurance commissions with respect to insurance written for individuals, partnerships, corporations, trusts or other entities which are not Affiliates of the <STRIKEOUT>Advisor or the Sponsor</STRIKEOUT>
   Trust    , the Affiliates shall not write any further insurance on
behalf of the Trust or on properties then owned by it;

            6.1.14 invest in equity securities of any nongovernmental issuer, including other REITs or limited partnerships, for a holding period in excess of 18 months; <STRIKEOUT>such investments in entities affiliated with the Advisor or its Affiliates will not be permitted unless a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Trust;</STRIKEOUT> or

            6.1.15 issue its Shares on a deferred payments basis or other similar arrangement.

      6.2 OBLIGOR'S DEFAULT. Notwithstanding any provision in any Article of this Declaration, when an obligor to the Trust is in default under the terms of any obligation to the Trust, the Trustees shall have the power to pursue any remedies permitted by law which in their sole judgment are in the interest of the Trust and the Trustees shall have the power to enter into any necessary investment, commitment or obligation of the Trust resulting from the pursuit of such remedies that are necessary or desirable to dispose of property acquired in the pursuit of such remedies.

      6.3 PERCENTAGE DETERMINATIONS. Whenever standards contained in this Article VI are expressed in terms of a percentage, whether of value, total assets, cost or otherwise, such percentage shall be determined at the time of the approval of a Mortgage Loan by the Trust for a transaction covered by such standard hereunder.

                                ARTICLE VII

SHARES AND SHAREHOLDERS

      7.1 TRUST ESTATE. The beneficial interest in the Trust shall be divided into shares of beneficial interest. The Trust shall have authority to issue an unlimited number of common shares of beneficial interest, no par value per share (the "Shares"), and two million preferred shares of beneficial interest, no par value per share (the "Preferred Shares"). The Preferred Shares may be issued on such rights, preferences and designations as determined by the Trustees, including without limitation such rights, preferences and designations which grant the holders of Preferred Shares rights in the Trust Estate superior to those rights of the holders of Shares. The Shares and Preferred Shares may be issued for such consideration as the Trustees shall determine, including, upon the conversion of convertible debt, or by way of share distribution or share split in the discretion of the Trustees. Subject to Section 7.12 hereof, outstanding Shares or Preferred Shares shall be transferrable and assignable in like manner as are shares of common stock or preferred stock of a Massachusetts business corporation. Shares or Preferred Shares reacquired by the Trust shall no longer be deemed outstanding and shall have no voting or other rights unless and until reissued. Shares or Preferred Shares reacquired by the Trust may be cancelled by action of the Trustees. All Shares or Preferred Shares shall be fully paid and non-assessable by or on behalf of the Trust upon receipt of full consideration for which they have been issued or without additional consideration if issued by way of distribution, split, or upon the conversion of convertible debt. Neither the Shares nor the Preferred Shares shall entitle the holder to preference, preemptive, conversion or exchange rights of any kind, except as the Trustees may specifically determine with respect to any Shares or Preferred Shares at the time of issuance of such shares, as set forth in the applicable designations (in the case of Preferred Shares), and except as specifically required by law.

      7.2 LEGAL OWNERSHIP OF TRUST ESTATE. The legal ownership of the Trust Estate and the right to conduct the business of the Trust are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest in the Trust conferred by their Shares issued hereunder and they shall have no right to compel any partition, division, dividend or distribution of the Trust or any of the Trust Estate, nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares.

      7.3 SHARES DEEMED PERSONAL PROPERTY. The Shares shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth in this Declaration. The death, insolvency or incapacity of a Shareholder shall not dissolve or terminate the Trust or affect its continuity nor give his legal representative any rights whatsoever, whether against or in respect of other Shareholders, the Trustees or the Trust Estate or otherwise except the sole right to demand and, subject to the provisions of this Declaration, the By-Laws, if adopted, and any requirements of law, to receive a new certificate for Shares registered in the name of such legal representative, in exchange for the certificate held by such Shareholder.

      7.4 SHARE RECORD; ISSUANCE AND TRANSFERABILITY OF SHARES. Records shall be kept by or on behalf of and under the direction of the Trustees, which shall contain the names and addresses of the Shareholders, the number of Shares held by them respectively, and the number of certificates, if any, representing the Shares, and in which there shall be recorded all transfers of Shares. The persons in whose names Shares are so recorded shall be deemed the absolute owners of such Shares for all purposes of this Trust; but nothing herein shall be deemed to preclude the Trustees or officers, or their agents or representatives from inquiring as to the actual ownership of Shares. Until a transfer is duly registered on the records of the Trust, the Trustees shall not be affected by any notice of such transfer, either actual or constructive. The payment thereof to the person in whose name any Shares are registered on the records of the Trust or to the duly authorized agent of such person (or if such Shares are so registered in the names of more than one person, to any one of such persons or to the duly authorized agent of such person) shall be sufficient discharge for all distributions payable or deliverable in respect of such Shares.

      In case of the loss, mutilation or destruction of any certificate for Shares, the Trustees may issue or cause to be issued a replacement certificate on such terms and subject to such rules and regulations as the Trustees may from time to time prescribe. Nothing in this Declaration shall impose upon the Trustees or a transfer agent a duty, or limit their rights, to inquire into adverse claims.

      Any issuance, redemption or transfer of Shares which would operate to disqualify the Trust as a real estate investment trust for federal income tax purposes, is null and void, and such transaction will be cancelled when so determined in good faith by the Trustees.

      7.5 DISTRIBUTIONS TO SHAREHOLDERS. The Trustees shall declare and pay to Shareholders quarterly distributions in cash, out of current or accumulated income, capital, capital gains, principal, surplus, proceeds from the increase or refinancing of Trust obligations, from the repayment of loans made by the Trust, from the sale of portions of the Trust Estate, or from any other source as the Trustees in their discretion shall determine within 45 days after the last day of each fiscal quarter during which the "real estate investment trust taxable income" (as defined in Code
Section 856(b)(2)) of the Trust was greater than zero; but, in any event, the Trustees, shall, from time to time, declare and pay to the Shareholders such distributions as may be necessary to continue to qualify the Trust as a real estate investment trust, so long as such qualification, in the opinion of the Trustees, is in the best interest of the Shareholders. Shareholders shall have no right to any distribution unless and until declared by the Trustees. The date for determining the Shareholders who are entitled to participate in such distributions shall be such date as the Trustees shall designate. The Trustees shall furnish the Shareholders at the time of each such distribution with a statement in writing advising as to the source of the funds so distributed or, if the source thereof has not then been determined, a written statement disclosing the source shall be sent to each Shareholder who received the distribution not later than 75 days after the close of the fiscal year in which the distribution was made.

      7.6 TRANSFER AGENT, DISTRIBUTION, DISBURSING AGENT AND REGISTRAR. The Trustees shall have power to employ one or more transfer agents, distribution disbursing agents, distribution reinvestment plan agents and registrars and to authorize them on behalf of the Trust to keep records, to hold and disburse any distributions and to have and perform powers and duties customarily had and performed by transfer agents, distribution disbursing agents, distribution reinvestment plan agents and registrar as may be conferred upon them by the Trustees.

      7.7 SHAREHOLDERS' MEETINGS AND CONSENTS. The Trustees shall cause to be called and held an Annual Meeting of Shareholders at such time and such place as they may determine, at which Trustees shall be elected and any other proper business may be conducted. The Annual Meeting of Shareholders shall be held within six months after the end of each fiscal year, after not fewer than 10 days nor more than 60 days written notice of such meeting has been sent to Shareholders by the Trustees and not less than 30 days after delivery to the Shareholders of the Annual Report for the fiscal year then ended. Special meetings of Shareholders may be called by a majority of the Trustees, and shall be called by the Board of Trustees upon the written request of Shareholders holding or having the right to vote not less than 10% of the outstanding Shares of the Trust. Within 45 days after receipt of a written request either in person or by registered mail stating the purpose of the meeting requested by Shareholders, the Trust shall provide all Shareholders written notice (either in person or by mail) of a meeting and the purpose of such meeting to be held on a date not fewer than 20 days nor more than 60 days before the date of such meeting, at a time and place convenient to Shareholders. The call and notice of any special meeting shall state the purpose of the meeting and no other business shall be considered at such meeting. If there shall be no Trustees, a special meeting of the Shareholders shall be held promptly for the election of successor Trustees. Notwithstanding anything contained in this Section 7.7 to the contrary, the Trustees may grant to the holders of Preferred Shares the right to call a special meeting, as set forth in the designations of the applicable Preferred Shares.

      A majority of the outstanding Shares entitled to vote at any meeting represented in person or by proxy shall constitute a quorum at such meeting. Whenever Shareholders are required or permitted to take any action, such action may be taken, except as otherwise provided by this Declaration or required by law, by a majority of the votes cast at a meeting of Shareholders at which a quorum is present by holders of Shares entitled to vote thereon, or without a meeting by written consent setting forth the action so taken signed by the holders of a majority of the outstanding Shares entitled to vote thereon or such larger proportion thereof as would be required for a vote of Shareholders at a meeting. Any written consent may be revoked by a writing received by the Trust prior to, but not after, the time that written consents of the number of Shares required to authorize the proposed action have been filed with the Trust. Notwithstanding this or any other provision of this Declaration, no vote or consent of Shareholders shall be required to approve the sale, exchange or other disposition, pledging, hypothecating, granting security interests in, mortgaging, encumbering or leasing by the Trustees of less taken half of the assets of the Trust or upon the liquidation and dissolution of the Trust in the ordinary course.

      7.8 PROXIES. Whenever the vote or consent of Shareholders is required or permitted under this Declaration, such vote or consent may be given either directly by the Shareholder or by a proxy. The Trustees may solicit such proxies from the Shareholders or any of them in any matter
requiring or permitting the Shareholders' vote or consent.    A Shareholder
may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation, proxy support service organization or like agent duly authorized by the person or persons who will be the holder of the proxy to receive the transmission, provided that any telegram, cablegram, or electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the Shareholder. For these purposes, "electronic transmission" shall mean any process of communicating that is suitable for retaining, retrieving and reproducing information by the recipient in a manner that does not directly involve the physical transfer of paper, including telephonic delivery pursuant to procedures adopted by the Board of Trustees.

      7.9 REPORTS TO SHAREHOLDERS. The Trustees shall cause to be prepared and mailed to the Shareholders not later than 120 days after the close of each fiscal year of the Trust, and in any event not less than 15 days prior to the Trust's annual meeting of Shareholders, a report of the business and operation of the Trust during such fiscal year, which report shall constitute the accounting of the Trustees for such fiscal year. The report shall be in such form and have such content as the Trustees deem proper, but shall in any event include: (a) a balance sheet, an income statement and a statement of changes in financial position, each prepared in accordance with generally accepted accounting principles, shall be audited by an independent certified public accountant thereon, and shall be accompanied by the report of such accountant thereon; and (b) a description of the material terms and circumstances of any transactions between the Trust and <STRIKEOUT>the Sponsor, the Advisor,</STRIKEOUT> any Trustee,
<STRIKEOUT>Officer of any</STRIKEOUT>    officer or     Affiliate
<STRIKEOUT>thereof</STRIKEOUT>, including, without limitation, purchases from loans to or from or joint ventures with the Trust, and a statement that a majority of the Trustees and a majority of the disinterested Trustees determined that such transactions were fair and reasonable to the Trust and on terms not less favorable than those available from unaffiliated third parties.

      7.10 FIXING RECORD DATE. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof or for the purpose of any other action, the Trustees shall fix a date not more than 60 days prior to the date of any meeting of Shareholders or distribution payment or other action as a record date for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to take any other action. Any Shareholder who was a Shareholder at the time so fixed shall be entitled to vote at such meeting or adjournment thereof or to take such other action, even though he has since that date disposed of his Shares, and no Shareholder becoming such after that date shall be so entitled to vote at such meeting or any adjournment thereof or to take such other action. The provisions of this
Section 7.10 shall not limit the rights of holders of Preferred Shares to vote at any special meeting, as set forth in the designations of the applicable Preferred Shares.

      7.11 NOTICE TO SHAREHOLDERS. Any notice of meeting or other notice, communication or report to any Shareholder shall be deemed duly delivered to such Shareholder when such notice, communication or report is deposited, with postage thereon prepaid, in the United States mail, addressed to such Shareholder at his address as it appears on the records of the Trust
<STRIKEOUT>or</STRIKEOUT>   ,     is delivered in person to such
Shareholder    or by electronic transmission to a Shareholder that has
previously, in writing, consented to the electronic transmission of notice and the Trust obtains evidence that the Shareholder actually received the information by electronic mail return receipt. For these purposes, "electronic transmission" shall have the meaning described in Article VII,
Section 7.8    .

      7.12 SHAREHOLDERS' DISCLOSURE; TRUSTEES' RIGHT TO REFUSE TO TRANSFER SHARES; LIMITATION ON HOLDINGS; REDEMPTION OF SHARES.

            7.12.1 The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of the Shares as the Trustees deem necessary to comply with Sections 856-860 of the Code or to comply with the requirements of any taxing authority or governmental agency.

            7.12.2 Whenever it is deemed by them to be reasonably necessary to protect the tax status of the Trust as a REIT, the Trustees may require a statement or affidavit from each proposed transferee of Shares setting forth the number of Shares already owned by him and any related person specified in the form prescribed by the Trustees and, in connection therewith, if the proposed transfer may jeopardize the qualification of the Trust as a REIT, the Trustees shall have the right, but not a duty, to refuse to transfer the Shares to the proposed transferee. All contracts for the sale or other transfer of Shares shall be subject to this provision.

            7.12.3 Notwithstanding any other provision of this Declaration of Trust to the contrary and subject to the provisions of subsection 7.12.5, no person shall at any time directly or indirectly acquire ownership in the aggregate of more than 9.9% of the outstanding Shares of the Trust (the "Limit"). Shares owned by a person or group of persons in excess of the Limit at any time shall be deemed "Excess Shares."

For the purposes of this Section 7.12, "person" shall have the meaning set forth in Section 7701(a)(1) of the Code, and shall also mean any partnership, limited partnership, syndicate or other group deemed to be a "person" pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; and a person shall be deemed to own (a) Shares actually owned by such person, (b) Shares constructively owned by such person after applying the rules of Section 544 of the Code, and (c) Shares of which such person is beneficial owner as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934. All Shares which any person has the right to acquire upon exercise of outstanding rights, options and warrants, and upon conversion of any securities convertible into Shares, if any, shall be considered outstanding for purposes of the Limit if such inclusion will cause such person to own more than the Limit.

            7.12.4 The Trustees, by notice to the holder thereof, may redeem any or all Shares that are Excess Shares (including Shares that remain or become Excess Shares because of the decrease in outstanding shares resulting from such redemption); and from and after the date of giving of such notice of redemption ("Redemption Date") the Shares called for redemption shall cease to be outstanding and the holder thereof shall cease to be entitled to dividends, voting rights and other benefits with respect to such Shares excepting only the right to payment by the Trust of the redemption price determined and payable as set forth in the following two sentences. Subject to the limitation on payment set forth in the following sentence, the redemption price of each Excess Share called for redemption shall be the average daily per Share closing sales price if the Shares of the Trust are listed on a national securities exchange, and if the Shares are not so listed shall be the mean between the average per Share closing bid and asked prices, in each case during the 30 calendar day period ending on the business day prior to the Redemption Date, or if there have been no sales on a national securities exchange and no published bid quotations and no published asked quotations with respect to Shares of the Trust during such 30 calendar day period, the redemption price shall be the price determined by the Trustees in good faith. Unless the Trustees determine that it is in the interest of the Trust to make earlier payment of all of the amount determined as the redemption price per Share in accordance with the preceding sentence, the redemption price shall be payable only upon the liquidation of the Trust and shall not exceed an amount which is the sum of the per Share distributions designated as liquidation distributions and return of capital distributions declared with respect to unredeemed Shares of the Trust of record subsequent to the Redemption Date, and no interest shall accrue with respect to the period subsequent to the Redemption Date to the date of such payments; provided, however, that in the event that within 30 days after the Redemption Date the person from whom the Excess Shares have been redeemed sells (and notifies the Trust of such sale) a number of the remaining Shares owned by him at least equal to the number of such Excess Shares (and such sale is to a person in whose hands the Shares sold would not be Excess Shares), then the Trust shall rescind the redemption of the Excess Shares if following such rescission such person would not be the holder of Excess Shares, except that if the Trust receives an opinion of its counsel that such rescission would jeopardize the tax status of the Trust as a REIT then the Trust shall in lieu of rescission make immediate payment of the redemption price.

            7.12.5 The Limit set forth in Section 7.12.3 shall not apply to acquisitions of Shares pursuant to a cash tender offer made for all outstanding Shares of the Trust (including securities convertible into Shares) in conformity with applicable federal and state securities laws where a majority of the outstanding Shares (not including Shares or securities convertible into Shares held by the tender offerer and/or any "affiliates" or "associates" thereof within the meaning of the Act) are duly tendered and accepted pursuant to the cash tender offer; nor shall the Limit apply to the acquisition of Shares by an underwriter in a public offering of Shares, or in any transaction involving the issuance of Shares by the Trust, in which a majority of the Trustees determine that the underwriter or other person or party initially acquiring such Shares will make a timely distribution of such Shares to or among other holders such that, following such distribution, none of such Shares will be Excess Shares.

            7.12.6 The Trustees in their discretion may exempt from the Limit ownership of certain designated Shares while owned by a person who has provided the Trustees with evidence and assurance acceptable to the Trustees that the qualification of the Trust as a REIT would not be jeopardized thereby.

            7.12.7 Notwithstanding any other provisions of this Declaration of Trust to the contrary, any purported acquisition of Shares of the Trust which would result in the disqualification of the Trust as a REIT shall be null and void, ab initio.

            7.12.8 Nothing contained in this Section 7.12 or in any other provision of this Declaration of Trust shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of the Shareholders by preservation of the Trust's qualification as a REIT under Section 856-860 of the Code.

            7.12.9 If any provision of this Section 7.12 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extend necessary to comply with the determination of such court. To the extent this Section 7.12 may be inconsistent with any other provision of this Declaration of Trust, this
Section 7.12 shall be controlling.

      7.13 INSPECTION BY SHAREHOLDERS. The Trust will maintain a list of the names and addresses of all Shareholders as part of its books and records. Inspection of the Trust's books and records (including a list of Shareholders) by a state securities administrator shall be permitted upon request upon reasonable notice and during normal business hours. Inspection of the books and records of the Trust by the Shareholders shall be permitted to the same extent as permitted under the laws of the Commonwealth of Massachusetts applicable to business corporations.


                               ARTICLE VIII

                    LIABILITY OF TRUSTEES, SHAREHOLDERS
                      AND OFFICERS, AND OTHER MATTERS

      8.1 LIMITATION OF LIABILITY OF TRUSTEES AND OFFICERS. The Trustees of the Trust shall be deemed to be in a fiduciary relationship to the Shareholders. No Trustee, officer, employee or other agent of the Trust shall be liable to the Trust or to any Trustee or Shareholder for any act or omission of any other Trustee, Shareholder, officer, agent or employee of the Trust or be held to any personal liability whatsoever in tort, contract or otherwise, in connection with the affairs of this Trust if it is determined that such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Trust, unless such liability was the result of gross negligence or misconduct by the person.

      8.2   LIMITATION OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OFFICERS.

The Trustees and officers in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust are, and shall be deemed to be, acting as Trustees or officers of the Trust and not in their own individual capacities. Except to the extent provided in Section 8.1, no Trustee, officer or Shareholder shall be liable for any debt, claim, demand, judgment, decree, liability or obligation of any kind of, against or with respect to the Trust arising out of any action taken or omitted for or on behalf of the Trust and the Trust shall be solely liable therefor and resort shall be had solely to the Trust Estate for the payment or performance thereof. Each Shareholder shall be entitled to pro rata indemnity from the Trust Estate if, contrary to the provisions hereof, such Shareholder shall be held to any such personal liability.

      8.3 EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS. As far as practicable, the Trustees shall cause any written instrument creating an obligation of the Trust to include a reference to this Declaration and to provide that neither the Shareholders nor the Trustees nor the officers of the Trust shall be liable thereunder and that the other parties to such instrument shall look solely to the Trust Estate for the payment of any claim of such obligation. The omission of this provision from any such instrument shall not render the Shareholders or any Trustee or officer of the Trust liable nor shall the Trustees or any officer of the Trust be liable to anyone for such omission.

      8.4 INDEMNIFICATION. Any person made a party to any action, suit or proceeding or against whom a claim or liability is asserted by reason of the fact that he, his testator or intestate was or is a Trustee, officer, employee or other agent acting on behalf of the Trust shall be indemnified and held harmless by the Trust against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claim sustained by them in connection with the Trust, provided that (a) such person has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Trust, (b) such liability or loss was not the result of gross negligence or misconduct by such person, and (c) such indemnification or agreement to hold harmless is recoverable only out of the assets of the Trust and not from the personal assets of any Shareholder. Indemnification will not be allowed for any liability imposed by judgment, and costs associated therewith, including attorneys' fees, arising from or out of a violation of state or federal securities laws associated with the offer and sale of the Shares. Indemnification will not be allowed for losses, liabilities, settlements and related expenses of lawsuits alleging securities law violations unless (1) a court approves the settlement and finds that indemnification of the settlement and related costs should be made, or (2) there has been a dismissal with prejudice or a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee. Any person seeking indemnification shall apprise the court of the position of the Securities and Exchange Commission and the Massachusetts Securities Division with respect to indemnification for securities law violations, before seeking court approval for indemnification. The Trust may advance funds to any person for legal expenses and other costs incurred as a result of a legal action initiated against the person if (i) the legal action relates to the performance of duties or services by the person on behalf of the Trust; and (ii) such person agrees in writing to repay the advanced funds to the Trust if it is ultimately determined that he or she is not entitled to indemnification by the Trust as authorized herein. The rights accruing to any person under these provisions shall not exclude any other right to which he or she may be lawfully entitled, nor shall anything contained herein restrict the right of any person to contribution as may be available under applicable law. The Trust shall have power to purchase and maintain liability insurance on behalf of any person entitled to indemnity hereunder, including the Trustees, but the Trust shall not incur the cost of that portion of liability insurance which insures any party against any liability for which he or she could not be indemnified under this Declaration.

      8.5 RIGHT OF TRUSTEES AND OFFICERS TO OWN SHARES OR OTHER PROPERTY AND TO ENGAGE IN OTHER BUSINESS. Any Trustee or officer may acquire, own, hold and dispose of Shares in the Trust, for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Trustee or officer. Any Trustee or officer may have personal business interests and may engage in personal business activities, which interests and activities may include the acquisition, syndication, holding, management, development, operation or investment in, for his own account or for the account of others, interests in real property or persons engaged in the real estate business. Subject to the provisions of Article V and Section 3.10, any Trustee or officer may be interested as trustee, officer, director, stockholder, partner, member<STRIKEOUT>, Advisor</STRIKEOUT> or employee, or otherwise have a direct or indirect interest in any person who may be engaged to render advice or services to the Trust, and may receive compensation from such person as well as compensation as Trustee, officer or otherwise hereunder and no such activities shall be deemed to conflict with his duties and powers as Trustee or officer.

      8.6 TRANSACTIONS WITH AFFILIATES. The Trust shall not engage in transactions with <STRIKEOUT>the Sponsor, the Advisor,</STRIKEOUT> any Trustee, officer or any Affiliated person of such
<STRIKEOUT>Advisor,</STRIKEOUT> Trustee or officer, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Independent Trustees who are not interested parties in the transactions after a determination by them that:

            8.6.1 the transaction is fair and reasonable to the Trust and its Shareholders;

            8.6.2 the terms of such transaction are at least as favorable as the terms of any comparable transactions made on an arm's length basis;

            8.6.3 payments to <STRIKEOUT>the Advisor or</STRIKEOUT> any Trustee or officer for services rendered in a capacity other than that as Trustee, or officer may only be made upon determination that:

                  a. the compensation is not in excess of their compensation paid for any comparable services; and

                  b. the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties involved.

<STRIKEOUT>The Trust may enter into joint investments with Affiliates of the Advisor if a majority of the Trustees (including a majority of the Independent Trustees) approve the joint investment as being fair and reasonable to the Trust and on substantially the same terms and conditions as those of the other Affiliates participating in the joint investment. In connection with such a joint investment, both the Trust and the Affiliate would be required to approve any material decisions concerning the investment, including refinancings and capital improvements.</STRIKEOUT>

      8.7 PERSONS DEALING WITH TRUSTEES OR OFFICERS. Any act of the Trustees or officers purporting to be done in their capacity as such shall, as to any persons dealing with such Trustees or officers, be conclusively deemed to be within the purposes of this Trust and within the powers of the Trustees and officers. No person dealing with the Trustees or any of them, or with the authorized officers, agents or representatives of the Trust shall be bound to see to the application of any funds or property passing into their hands or control. The receipt of the Trustees or any of them, or of authorized officers, agents or representatives of the Trust, for moneys or other consideration, shall be binding upon the Trust.

                                ARTICLE IX

                     DURATION, TERMINATION, AMENDMENT
                        AND REORGANIZATION OF TRUST

      9.1 DURATION AND TERMINATION OF TRUST. The duration of the Trust shall be perpetual unless a majority of the Trustees shall determine that the Trust should be terminated and liquidated. Any determination by the Trustees of the date upon which termination shall occur shall be reflected in a vote of or written instrument signed by a majority of all of the Trustees then in office, including a majority of the Independent Trustees; provided that the Trust shall be subject to termination at any time by the vote or consent of Shareholders holding or having the right to vote a majority of the outstanding Shares entitled to vote thereon.

            9.1.1 Upon the termination of the Trust;

                  a. the Trust shall carry on no business except for the purpose of winding up its affairs;

                  b. the Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Estate to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business (and provided that the Trustees may, if permitted by applicable law, and if they deem it to be in the best interest of the Shareholders, appoint a liquidating trustee or agent or other entity to perform one or more of the foregoing functions); and

                  c. after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, and after payment in full of the liquidation preferences to holders of any Preferred Shares as required under the applicable designations of Preferred Shares, the Trustees or any liquidating trust, agent or other entity appointed by them, shall distribute the remaining Trust Estate among the Shareholders, pro rata, according to the number of Shares held by each.

      If any plan for the termination of the Trust approved by Shareholders holding or having the right to vote two-thirds of the outstanding Shares and agreeable to a majority of the Trustees provides for actions of the Trustees other than as aforesaid, the Trustees shall have full authority to take all action as in their opinion is necessary or appropriate to implement such plan.

            9.1.2 After termination of the Trust and distribution to the Shareholders as provided herein or in any such plan so approved by the Shareholders, the Trustees shall execute and include among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder and the rights and interests of all Shareholders hereunder shall thereupon cease.

      9.2 MERGER, ETC. Upon the vote or written consent of a majority of the Trustees, and with the approval of Shareholders holding or having the right to vote two-thirds of the Shares then outstanding, at a meeting the notice for which included a statement of the proposed action, the Trustees may (a) merge the Trust into, or sell, convey and transfer the Trust Estate to, any corporation, association, trust or other organization, which may or may not be a subsidiary of the Trust, in exchange for shares or securities thereof, or beneficial interests therein, or other consideration, and the assumption by such transferee of the liabilities of the Trust and (b) thereupon terminate the Trust and, subject to this Section 9 and in compliance with the designations of any Preferred Shares, distribute such shares, securities, beneficial interests or other consideration ratably among the Shareholders in redemption of their Shares; provided, however, that: (i) the Shareholders would, thereafter, be the sole equity owners of such entity; and (ii) such entity and the Shareholders would thereafter be subject to federal income tax in much the same manner as they were so long as the Trust qualified as a REIT.

      9.3 AMENDMENT PROCEDURE. This Declaration may be amended by the vote or written consent of a majority of the Trustees and of Shareholders holding or having the right to vote a majority of the outstanding Shares; provided, however, that no amendment which would reduce the priority of payment or amount payable to holders of Shares of the Trust upon liquidation of the Trust or that would diminish or eliminate any voting rights pertaining to holders of Shares shall be made unless approved by the vote or consent of Shareholders holding or having the right to vote two-thirds of the outstanding Shares; provided further, however, that a majority of the Trustees without the vote or consent of Shareholders may at any time amend the Declaration to the extent deemed by the Trustees in good faith to be necessary (i) to clarify any ambiguities or correct any inconsistencies; (ii) to meet the requirements for qualification as a real estate investment trust under Sections 856-860 of the Code or any interpretation thereof by a court or other governmental agency of competent jurisdiction, but the Trustees shall not be liable for failing so to do;
(iii) (a) to restructure the Trust's activities to the extent necessary to comply with any exemption in the final plan asset regulation adopted by the Department of Labor, including establishing a fixed percentage of Shares permitted to be held by Qualified Plans or other Tax-Exempt Entities, discontinuing sales to such investors after a given date as necessary to obtain a prohibited transaction exemption from the Department of Labor and/or (b) to terminate the offering or to compel a dissolution and termination of the Trust. Actions by the Trustees pursuant to the third paragraph of Section 1.1 hereof or pursuant to Subsection 10.3.1 hereof that result in amending this Declaration may also be effected without vote or consent of any Shareholder.

<STRIKEOUT>9.4 Actions Prior to First Public Sale of Shares.
Notwithstanding any other provision of this Declaration, at such time as there is only one holder of all of the outstanding Shares and prior to the issuance of Shares pursuant to a registration statement under the Securities Act of 1933, said holder of all of the outstanding Shares may, without any vote or consent of the Trustees: (i) amend this Declaration in whole or in part; (ii) terminate this Trust; (iii) remove and/or replace any of all of the Trustees; and (iv) instruct the investment and disposition of any funds or properties held by the Trustees.</STRIKEOUT>

                                 ARTICLE X

                               MISCELLANEOUS

      10.1 APPLICABLE LAW. This Declaration of Trust is made in The Commonwealth of Massachusetts; the situs, domicile and residency of the Trust for all purposes is Massachusetts; and the Trust is created under and is to be governed by and construed and administered according to the laws of such Commonwealth, including the Massachusetts Business Corporation Law as the same may be amended from time to time, to which reference is made with the intention that matters not specifically covered herein or as to which an ambiguity may exist shall be resolved as if the Trust were a Massachusetts business corporation, but the reference to such Business Corporation Law is not intended to and shall not give the Trust, the Trustees, the Shareholders or any other person any right, power, authority or responsibility available only to or in connection with an entity organized in corporate form.

      10.2 FILING OF COPIES; REFERENCES; HEADINGS. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein," "hereof," and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. The masculine gender shall include the feminine gender and the neuter. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

      10.3  PROVISIONS OF THE TRUST IN CONFLICT WITH LAW OR REGULATIONS.

            10.3.1 The provisions of this Declaration are severable and if a majority of the Trustees shall determine, with the advice of counsel, that any one or more of such provision (the "Conflicting Provisions") would have the effect of preventing the Trust from qualifying as a real estate investment trust under Sections 856-860 of the Code (and if the Trustees have determined the Trust should elect to be taxed as a REIT under the Code) or are in conflict with other applicable federal or state laws or regulations, the Conflicting Provisions shall be deemed never to have constituted a part of the Declaration; provided, however, that such determination by the Trustees shall not affect or impair any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted (including but not limited to the election of Trustees) prior to such determination. A certification signed by a majority of the Trustees setting forth any such determination and reciting that it was duly adopted by the Trustees, or a copy of this Declaration, with the Conflicting Provisions removed pursuant to such a determination, signed by a majority of the Trustees, shall be conclusive evidence (except as to Shareholders, as to whom it shall only be prima facie evidence) of such determination when included in the records of the Trust. The Trustees shall not be liable for failure to make any determination under this
Section 10.3.1. Nothing in this Section 10.3.1 shall in any way limit or affect the right of the Trustees to amend this Declaration as provided in
Section 9.3.

            10.3.2 If any provision of this Declaration shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Declaration, and this Declaration shall be carried out as if any such invalid or unenforceable provisions were not contained herein.

      10.4 BINDING EFFECT; SUCCESSOR IN INTEREST. Each person who becomes a Shareholder shall, as a result thereof, be deemed to have agreed to and to be bound by the provisions of this Declaration of Trust. This Declaration shall be binding upon and inure to the benefit of the Trustees and the Shareholders and each of their respective successors, assigns, heirs, distributees and legal representatives.

                           ADDRESSES OF TRUSTEES
                           ---------------------


Walter E. Auch, Sr.
c/o Banyan Strategic Realty Trust
150 South Wacker Drive
Suite 2900
Chicago, Illinois 60606

Norman M. Gold
c/o Banyan Strategic Realty Trust
150 South Wacker Drive
Suite 2900
Chicago, Illinois 60606

Marvin A. Sotoloff
c/o Banyan Strategic Realty Trust
150 South Wacker Drive
Suite 2900
Chicago, Illinois 60606


Leonard G. Levine
c/o Banyan Strategic Realty Trust
150 South Wacker Drive
Suite 2900
Chicago, Illinois  60606

CERTIFICATE


      The undersigned, being the duly elected, qualified and acting President of Banyan Strategic Realty Trust, a Massachusetts business trust ("BSRT"), and as President having authority to certify as true and correct resolutions of the board of trustees of BSRT (the "Trustees"), does hereby certify that <STRIKEOUT>at a meeting of</STRIKEOUT> the Trustees
<STRIKEOUT>held November 17, 1997, the Trustees</STRIKEOUT>    have
adopted and approved the amendments to the Amended and Restated Declaration of Trust of BSRT reflected in the <STRIKEOUT>Second</STRIKEOUT>
   Third     Amended and Restated Declaration of Trust of BSRT, and that these amendments were approved by BSRT's shareholders at the Annual Meeting
of Shareholders held <STRIKEOUT>July 23,1998</STRIKEOUT>   __________,
1999    , as subsequently adjourned.

      IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of
<STRIKEOUT>August, 1998.</STRIKEOUT>   _________, 1999.

<STRIKEOUT>_________________________________</STRIKEOUT>

                                          ------------------------------
                                          Leonard G. Levine
                                          President